                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

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                   HOUSEHOLD AFFINITY FUNDING CORPORATION III,
                                   TRANSFEROR,

                         HOUSEHOLD FINANCE CORPORATION,
                                    SERVICER,

                                       and

                         HOUSEHOLD AFFINITY CREDIT CARD
                              MASTER NOTE TRUST I,
                                     ISSUER

                              AMENDED AND RESTATED
                        TRANSFER AND SERVICING AGREEMENT

                           Dated as of March 13, 2003,
                       amending and restating in full the
         Transfer and Servicing Agreement, dated as of February 18, 2003

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

                                TABLE OF CONTENTS

ARTICLE I         DEFINITIONS..........................................................................      1

         Section 1.01.  Definitions....................................................................      1

         Section 1.02.  Other Definitional Provisions..................................................     13

ARTICLE II        CONVEYANCE OF RECEIVABLES............................................................     15

         Section 2.01.  Conveyance of Receivables......................................................     15

         Section 2.02.  Acceptance by Owner Trustee....................................................     16

         Section 2.03.  Representations and Warranties of Each Transferor Relating to Such
                        Transferor.....................................................................     17

         Section 2.04.  Representations and Warranties of each Transferor Relating to the
                        Agreement and Any Participation Interest Supplement and the
                        Receivables....................................................................     18

         Section 2.05.  Reassignment of Ineligible Receivables.........................................     19

         Section 2.06.  Reassignment of Trust Portfolio................................................     20

         Section 2.07.  Covenants of each Transferor...................................................     21

         Section 2.08.  Covenants of each Transferor with Respect to Receivables Purchase Agreement....     22

         Section 2.09.  Addition of Accounts...........................................................     23

         Section 2.10.  Removal of Accounts and Treatment of Defaulted Receivables.....................     26

         Section 2.11.  Account Allocations............................................................     28

         Section 2.12.  Discount Option................................................................     28

ARTICLE III       ADMINISTRATION AND SERVICING OF RECEIVABLES..........................................     30

         Section 3.01.  Acceptance of Appointment and Other Matters Relating to the Servicer...........     30

         Section 3.02.  Servicing Compensation.........................................................     31

         Section 3.03.  Representations, Warranties and Covenants of the Servicer......................     31

         Section 3.04.  Reports and Records for the Owner Trustee and the Indenture Trustee............     34

         Section 3.05.  Annual Certificate of Servicer.................................................     34

         Section 3.06.  Annual Servicing Report of Independent Public Accountants; Copies
                        of Reports Available...........................................................     34

         Section 3.07.  Tax Treatment..................................................................     35

         Section 3.08.  Notices to Household Finance Corporation.......................................     35

         Section 3.09.  Adjustments....................................................................     35

         Section 3.10.  Reports to the Commission......................................................     36

ARTICLE IV        OTHER MATTERS RELATING TO EACH TRANSFEROR............................................     37

         Section 4.01.  Liability of each Transferor...................................................     37

         Section 4.02.  Merger or Consolidation of, or Assumption of the Obligations of, a Transferor..     37

                           TABLE OF CONTENTS (Cont'd.)

         Section 4.03.  Limitations on Liability of Each Transferor....................................     38

         Section 4.04.  Assumption of the Transferor Obligations.......................................     38

ARTICLE V         OTHER MATTERS RELATING TO THE SERVICER...............................................     40

         Section 5.01.  Liability of the Servicer......................................................     40

         Section 5.02.  Merger or Consolidation of, or Assumption of the Obligations of, the Servicer..     40

         Section 5.03.  Limitation on Liability of the Servicer and Others.............................     40

         Section 5.04.  Servicer Indemnification of the Owner Trustee and the Indenture Trustee........     41

         Section 5.05.  Resignation of the Servicer....................................................     41

         Section 5.06.  Access to Certain Documentation and Information Regarding the Receivables......     41

         Section 5.07.  Delegation of Duties...........................................................     42

         Section 5.08.  Examination of Records.........................................................     42

ARTICLE VI        INSOLVENCY EVENTS....................................................................     43

         Section 6.01.  Rights upon the Occurrence of an Insolvency Event..............................     43

ARTICLE VII       SERVICER DEFAULTS....................................................................     44

         Section 7.01.  Servicer Defaults..............................................................     44

         Section 7.02.  Indenture Trustee To Act; Appointment of Successor.............................     46

         Section 7.03.  Notification to Noteholders....................................................     47

ARTICLE VIII      TERMINATION..........................................................................     48

         Section 8.01.  Termination of Agreement.......................................................     48

ARTICLE IX        MISCELLANEOUS PROVISIONS.............................................................     49

         Section 9.01.  Amendment; Waiver of Past Defaults.............................................     49

         Section 9.02.  Protection of Right, Title and Interest to Trust...............................     50

         Section 9.03.  Governing Law..................................................................     51

         Section 9.04.  Notices; Payments..............................................................     51

         Section 9.05.  Severability of Provisions.....................................................     52

         Section 9.06.  Further Assurances.............................................................     52

         Section 9.07.  No Waiver; Cumulative Remedies.................................................     52

         Section 9.08.  Counterparts...................................................................     52

         Section 9.09.  Third-Party Beneficiaries......................................................     53

         Section 9.10.  Actions by Noteholders.........................................................     53

         Section 9.11.  Rule 144A Information..........................................................     53

         Section 9.12.  Merger and Integration.........................................................     53

         Section 9.13.  Headings.......................................................................     53

                           TABLE OF CONTENTS (Cont'd.)

                                    EXHIBITS

EXHIBIT A          Form of Assignment of Receivables in Additional Accounts............................    A-1

EXHIBIT B          Form of Reassignment of Receivables in Removed Accounts.............................    B-1

EXHIBIT C          Form of Annual Servicer's Certificate...............................................    C-1

EXHIBIT D-1        Form of Opinion of Counsel with Respect to Amendments...............................  D-1-1

EXHIBIT D-2        Form of Opinion of Counsel with Respect to Accounts.................................  D-2-1

EXHIBIT D-3        Provisions to be Included in Annual Opinion of Counsel..............................  D-3-1

                                    SCHEDULES

SCHEDULE 1         List of Accounts....................................................................    I-1

          This AMENDED AND RESTATED TRANSFER AND SERVICING AGREEMENT, dated as of March 13, 2003, amending and restating in full the Transfer and Servicing Agreement, dated as of February 18, 2003, among HOUSEHOLD AFFINITY FUNDING CORPORATION III, a Delaware corporation, as Transferor; HOUSEHOLD FINANCE CORPORATION, a Delaware corporation, as Servicer; and HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, a statutory trust created and existing under the laws of the State of Delaware.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Noteholders and any Series Enhancer (as defined below) to the extent provided herein, in the Indenture and in any Indenture Supplement:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          "Account" shall mean (a) each Initial Account, (b) each Additional Account (but only from and after the Addition Date with respect thereto), (c) each Related Account, and (d) each Transferred Account, but shall exclude (i) any Account that has been closed and terminated in accordance with the relevant Credit Guidelines and (ii) any Account all the Receivables in which are (A) after the Removal Date, removed by the Transferor pursuant to Section 2.10, (B) reassigned to the Transferor pursuant to Section 2.05 or (C) assigned and transferred to the Servicer pursuant to Section 3.03.

          "Account Owner" shall mean the Bank or any other entity which is the issuer of the revolving credit relating to an Account pursuant to a Credit Agreement and/or a seller of Receivables to HRAC II or the Transferor.

          "Addition Date" shall mean (a) with respect to Aggregate Addition Accounts and Automatic Additional Accounts, the date from and after which such Aggregate Addition Accounts and Automatic Additional Accounts are to be included as Accounts pursuant to subsection 2.09(a), (b) or (d), and (b) with respect to Participation Interests, the date from and after which such Participation Interests are to be included as assets of the Trust pursuant to subsection 2.09(a) or (b).

          "Additional Account" shall mean each Automatic Additional Account and each Aggregate Addition Account.

          "Additional Cut-Off Date" shall mean (a) with respect to Aggregate Addition Accounts or Participation Interests, the date specified as such in the notice delivered with respect thereto pursuant to subsection 2.09(c) and (b) with respect to Automatic Additional Accounts, the later of the dates on which such Automatic Additional Accounts are originated or designated pursuant to subsection 2.09(d).

          "Additional Transferor" shall have the meaning specified in subsection 2.09(g).

          "Adverse Effect" shall mean, with respect to any action, that such action will (a) result in the occurrence of an Amortization Event, a Reinvestment Event or an Event of Default, (b) materially adversely affect the amount or timing of distributions to be made to the Noteholders of any Series or

Class pursuant to this Agreement, the Indenture or the related Indenture Supplement or (c) materially adversely affect the rights and obligations of the Series Enhancer.

          "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Affinity Agreement" shall mean (a) a written agreement between the Bank or other Account Owner, as the case may be, and any merchant pursuant to which such merchant sells, assigns or otherwise transfers to the Bank or other Account Owner, as the case may be, certain Credit Agreements between such merchant and Obligors, including all such merchant's rights and interests in the Accounts and Receivables arising under such Credit Agreements, or (b) a written agreement between the Bank or other Account Owner, as the case may be, and any merchant or co-branding participant establishing private label or co-branded credit programs pursuant to which the Bank will enter into Credit Agreements with Obligors.

          "Aggregate Addition" shall mean the designation of additional Eligible Accounts, other than Automatic Additional Accounts, to be included as Accounts or of Participation Interests to be included as Trust Assets pursuant to subsection 2.09(a) or (b).

          "Aggregate Addition Account" shall mean each Eligible Account designated pursuant to subsection 2.09(a) or (b) to be included as an Account and identified in the computer file or microfiche list delivered to the Issuer by the Transferor pursuant to Sections 2.01 and 2.09(h).

          "Agreement" shall mean this Amended and Restated Transfer and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Amortization Event" shall have the meaning specified in the Indenture.

          "Appointment Date" shall have the meaning specified in Section 6.01.

          "Assignment" shall have the meaning specified in subsection 2.09(h).

          "Authorized Newspaper" shall mean any newspaper or newspapers of general circulation in the Borough of Manhattan, City of New York, printed in the English language (and, with respect to any Series or Class, if and so long as the Notes of such Series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, in Luxembourg, printed in any language satisfying the requirements of such Exchange) and customarily published on each business day at such place, whether or not published on Saturdays, Sundays or holidays.

          "Automatic Additional Accounts" shall mean each MasterCard and VISA revolving credit account established pursuant to a Credit Agreement, which account is designated pursuant to subsection 2.09(d) to be included as an Account and is identified in the computer file or microfiche list delivered to the Issuer by the Transferor pursuant to Section 2.01 and subsection 2.09(h).

          "Bank" shall mean Household Bank (SB), National Association, and its successors and permitted assigns.

          "Bank RPA" shall mean the Second Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2002, between the Bank and HRAC II, as amended from time to time, and includes any other receivables purchase agreement, substantially in the form of such agreement, entered into between the Bank or HRAC II and an Account Owner or other Affiliated entity in the future.

          "Bankruptcy Code" shall have the meaning specified in subsection 4.02(a)(i)(x).

          "Bearer Notes" shall have the meaning specified in the Indenture.

          "Business Day" shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York City, New York, Delaware, Nevada or any other State in which the principal executive offices of the Bank, the Servicer, the Owner Trustee, the Indenture Trustee or other Account Owner, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or (c) for purposes of any particular Series, any other day specified in the related Indenture Supplement.

          "Class" shall have the meaning specified in the Indenture.

          "Closing Date" shall mean, with respect to any Series, the closing date specified in the related Indenture Supplement.

          "Collections" shall mean all payments by or on behalf of Obligors (including Insurance Proceeds) received in respect of the Receivables, in the form of cash, checks, wire transfers, electronic transfers, ATM transfers or any other form of payment in accordance with a Credit Agreement in effect from time to time and all other amounts specified by this Agreement, the Indenture or any Indenture Supplement as constituting Collections. As specified in any Participation Interest Supplement or Indenture Supplement, Collections shall include amounts received with respect to Participation Interests. All Recoveries with respect to Receivables previously charged-off as uncollectible will be treated as Collections of Finance Charge and Administrative Receivables. Collections with respect to any Due Period shall include a portion, calculated pursuant to subsection 2.07(h), of Interchange paid to the Trust with respect to such Due Period, to be applied as if such amount were Collections of Finance Charge and Administrative Receivables for all purposes.

          "Commission" shall mean the Securities and Exchange Commission and its successors in interest.

          "Corporate Trust Office" shall have the meaning (a) when used in respect of the Owner Trustee, specified in the Trust Agreement and (b) when used in respect of the Indenture Trustee, specified in the Indenture.

          "Coupon" shall have the meaning specified in the Indenture.

          "Credit Agreement" shall mean, with respect to a revolving credit account, the agreements between an Account Owner and the Obligor governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such account.

          "Credit Guidelines" shall mean the respective policies and procedures of the Bank, the Servicer, and/or any other Account Owner, as the case may be, as such policies and procedures may be amended from time to time, (a) relating to the operation of its credit business, which generally are applicable to its portfolio of revolving credit accounts or, in the case of an Account Owner that has only a portion of its portfolio subject to a Receivables Purchase Agreement, applicable to such portion of its portfolio, and in each case which are consistent with prudent practice, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, and (b) relating to the maintenance of credit accounts and collection of receivables created thereunder.

          "Date of Processing" shall mean, with respect to any transaction or receipt of Collections, the date on which such transaction is first recorded on the Servicer's computer file of revolving credit accounts (without regard to the effective date of such recordation).

          "Defaulted Amount" shall mean, with respect to any Due Period, an amount (which shall not be less than zero) equal to (a) the amount of Principal Receivables which became Defaulted Receivables in such Due Period, minus (b) the amount of any Defaulted Receivables of which the Transferor or the Servicer became obligated to accept reassignment or assignment in accordance with the terms of this Agreement during such Due Period; provided, however, that, if an Insolvency Event occurs with respect to the Transferor, the amount of such Defaulted Receivables which are subject to reassignment to the Transferor in accordance with the terms of this Agreement shall not be added to the sum so subtracted and, if any of the events described in subsection 7.01(d) occur with respect to the Servicer, the amount of such Defaulted Receivables which are subject to reassignment or assignment to the Servicer in accordance with the terms of this Agreement shall not be added to the sum so subtracted.

          "Defaulted Receivables" shall mean, with respect to any Due Period and any Pool and related Group, all Principal Receivables which are charged off as uncollectible in such Due Period in accordance with the Credit Guidelines and the Servicer's customary and usual servicing procedures for servicing revolving credit accounts. A Principal Receivable shall become a Defaulted Receivable on the day on which such Principal Receivable is recorded as charged-off on the Servicer's computer file of revolving credit accounts.

          "Discount Option Date" shall mean each date on which a Discount Percentage designated by the Transferor pursuant to Section 2.12 takes effect.

          "Discount Option Receivable Collections" shall mean on any Date of Processing occurring after a Discount Option Date occurs, the product of (a) a fraction the numerator of which is the Discount Option Receivables and the denominator of which is the sum of the Principal Receivables and the Discount Option Receivables in each case (for both the numerator and the denominator) at the end of the preceding Due Period and (b) Collections of Principal Receivables on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables).

          "Discount Option Receivables" shall have the meaning specified in
Section 2.12. The aggregate amount of Discount Option Receivables outstanding on any Date of Processing occurring on or after a Discount Option Date shall equal the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the Discount Option Date, shall be zero) plus (b) any new Discount Option Receivables created on such Date of Processing minus (c) any Discount Option Receivables Collections received on such Date of Processing. Discount Option Receivables on any Date of Processing shall mean the product of the amount of any Principal Receivables outstanding on such Date of Processing (without giving effect to the proviso in the definition of Principal Receivables) and the Discount Percentage.

          "Discount Percentage" shall mean the percentages, if any, designated by the Transferor pursuant to Section 2.12 or in any Supplement.

          "Distribution Date" shall mean, with respect to any Series, the date specified in the applicable Indenture Supplement.

          "Document Delivery Date" shall have the meaning specified in subsection 2.09(h).

          "Dollars", "$" or "U.S. $" shall mean United States dollars.

          "Due Period" shall have the meaning specified in the Indenture.

          "Eligible Account" shall mean a revolving credit account owned by the Bank in the case of the Initial Accounts on the Initial Cut-Off Date, or the Bank or other Account Owner, in the case of Additional Accounts which, as of the Initial Cut-Off Date with respect to an Initial Account or as of the Additional Cut-Off Date with respect to an Additional Account meets the following requirements:

                  (a) is a revolving credit account in existence and maintained by the Bank or other Account Owner, as the case may be;

                  (b)  is payable in Dollars;

                  (c) has an Obligor who has provided, as his or her most recent billing address, an address located in the United States or its territories, possessions or military bases; provided, however, that as of any date of determination, up to 1% of the revolving credit accounts in the trust, calculated by number of accounts, may have account obligors who have provided as their billing addresses, addresses outside of the United States;

                  (d) except as provided below, has an Obligor who has not been identified by the Servicer in its computer files as being currently involved in a voluntary or involuntary bankruptcy proceeding;

                  (e) has not been identified as an account with respect to which (i) the related card, if any, has been lost or stolen or (ii) the related account number has been stolen;

                  (f) has not been sold or pledged to any other party except for any sale to another Account Owner that has either entered into a Receivables Purchase Agreement or is an Additional Transferor;

                  (g) does not have receivables which have been sold or pledged by the Bank or any other Account Owner, as the case may be, to any other party other than any Transferor pursuant to a Receivables Purchase Agreement;

                  (h) with respect to the Initial Accounts, is an account in existence and maintained by the Bank or other Account Owner as of the Initial Cut-Off Date, or as of the Additional Cut-Off Date with respect to Additional Accounts;

                  (i) except as provided below, does not have any Receivables that are Defaulted Receivables; and

                  (j) does not have any Receivables that have been identified by the Servicer or the relevant Obligor as having been incurred as a result of fraudulent use of any related credit card, if any, or related account number.

          Eligible Accounts may include Accounts, the Receivables of which have been charged off, or with respect to which the Servicer believes the related Obligor is bankrupt, in each case as of the Initial Cut-Off Date, with respect to the Initial Accounts, and as of the related Additional Cut-Off Date, with respect to Additional Accounts; provided, that (a) the balance of all Receivables included in such Accounts is reflected on the books and records of such Transferor (and is treated for purposes of this Agreement) as "zero" and
(b) charging privileges with respect to all such Accounts have been canceled in accordance with the relevant Credit Guidelines.

          "Eligible Receivable" shall mean each Receivable, including, where applicable, the underlying receivable:

                  (a)  which has arisen in an Eligible Account;

                  (b) which was created in compliance in all material respects with all Requirements of Law applicable to the institution which owned such Receivable at the time of its creation and pursuant to a Credit Agreement which complies in all material respects with all Requirements of Law applicable to the Bank or other Account Owner, as the case may be;

                  (c) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the execution, delivery and performance by the Bank or other Account Owner, as the case may be, of the Credit Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

                  (d) as to which at the time of the transfer of such Receivable to the Trust, the Transferor or the Trust will have good and marketable title thereto and which itself is, and the underlying receivables are, free and clear of all Liens (other than any Lien for municipal or other local taxes if such taxes are not then due and payable or if the Transferor is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

                  (e) which has been the subject of either a valid transfer and assignment from the Transferor to the Trust of all the Transferor's right, title and interest therein (including any proceeds thereof), or the grant of a first priority perfected security interest therein (and in the proceeds thereof), effective until the termination of the Trust;

                  (f) which at all times will be the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (g) which, at the time of transfer to the Trust, has not been waived or modified except as permitted in accordance with the Credit Guidelines and which waiver or modification is reflected in the Servicer's computer file of revolving credit accounts;

                  (h) which, at the time of transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

                  (i) as to which, at the time of transfer to the Trust, the Bank or other Account Owner, as the case may be, has satisfied all of its obligations required to be satisfied by such time;

                  (j) as to which, at the time of transfer to the Trust, none of the Transferor, the Bank or any other Account Owner, as the case may be, has taken any action which would impair, or omitted to take any action the omission of which would impair, the rights of the Trust or the Noteholders therein; and

                  (k)  which constitutes an "account" under and as defined in
     Article 9 of the UCC as then in effect in the State of Delaware and any other state where the filing of a financing statement is required to perfect the Trust's interest in the Receivables and the proceeds thereof.

          "Eligible Servicer" shall mean the Indenture Trustee or, if the Indenture Trustee is not acting as Servicer, an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of revolving credit accounts, (b) is legally qualified and has the capacity to service the Accounts,
(c) in the sole determination of the Indenture Trustee, which determination shall be conclusive and binding, has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (d) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

          "Event of Default" shall have the meaning specified in the Indenture.

          "FDIA" shall mean the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and as further amended from time to time.

          "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor.

          "Finance Charge and Administrative Receivables" shall mean with respect to any Pool, all amounts billed to the Obligors on any Account in respect of (a) all Periodic Rate Finance Charges, (b) cash advance fees, (c) annual membership fees and annual service charges, (d) Late Fees, (e) Overlimit Fees, (f) Discount Option Receivables and (g) any other fees or charges with respect to the Accounts designated by the Transferor at any time and from time to time to be included as Finance Charge and Administrative Receivables. Finance Charge and Administrative Receivables shall also include the interest portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series.

          "Fitch" shall mean Fitch, Inc. or its successors.

          "Funding" shall mean Household Affinity Funding Corporation III, a Delaware corporation, and its successors and permitted assigns.

          "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Group" shall have the meaning set forth in the Indenture.

          "Household Finance Corporation" shall mean Household Finance Corporation, a Delaware corporation, and its successors and permitted assigns.

          "HRAC II" shall mean Household Receivables Acquisition Company II, a Delaware corporation, and its successors and permitted assigns.

          "Indenture" shall mean the Amended and Restated Master Indenture, dated as of March 13, 2003, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Indenture Supplement" shall have the meaning specified in the Indenture.

          "Indenture Trustee" shall mean The Bank of New York, a New York banking corporation, in its capacity as trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

          "Ineligible Receivables" shall have the meaning specified in subsection 2.05(a).

          "Initial Account" shall mean each MasterCard(R)/1/ revolving credit account established pursuant to a Credit Agreement between the Bank and any Obligor, which account is identified in the computer file or microfiche list delivered to the Issuer by the Transferor pursuant to Section 2.01 on the Initial Issuance Date.

          "Initial Cut-Off Date" shall mean February 18, 2003.

          "Initial Issuance Date" shall mean February 18, 2003, the date the Transferor Certificate is issued by the Trust to the Transferor pursuant to the Trust Agreement.

          "Insolvency Event" shall have the meaning specified in Section 6.01.

          "Insurance Proceeds" shall mean any amounts received pursuant to the payment of benefits under any credit life insurance policies, credit disability or unemployment insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

          "Interchange" shall mean interchange fees (net of expenses) payable to the Bank or any other Account Owner, in its capacity as credit issuer, through MasterCard or VISA or any similar entity or organization with respect to any type of revolving credit accounts included as Accounts (except as otherwise provided in the initial Assignment with respect to any such type of Accounts), in connection with Obligor charges for goods or services with respect to the Accounts, as calculated pursuant to the Bank RPA. Any reference in this Agreement, the Indenture or any Indenture Supplement to Interchange shall refer to only the fractional undivided interest in the interchange fees that are transferred by the Bank, an Account Owner or other seller of Receivables to a Transferor pursuant to a Receivables Purchase Agreement, which fractional undivided interest may be less than a 100% interest therein.

          "Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the invested amount or adjusted invested amount, as applicable, specified in the related Indenture Supplement.

----------
/1/ MasterCard is a registered trademark of MasterCard International
    Incorporated.

          "Issuer" shall mean the Trust.

          "Late Fees" shall have the meaning specified in the Credit Agreement applicable to each Account for late fees or similar terms.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted by subsection 3.06(b) of the Trust Agreement or Section
4.02 of, and the lien created by, this Agreement shall not be deemed to constitute a Lien.

          "MasterCard" shall mean MasterCard International Incorporated, and its successors in interest.

          "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

          "Note Owner" shall have the meaning specified in the Indenture.

          "Note Register" shall have the meaning specified in the Indenture.

          "Noteholder" or "Holder" shall have the meaning specified in the Indenture.

          "Notices" shall have the meaning specified in subsection 9.04(a).

          "Obligor" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

          "Officer's Certificate" shall have the meaning specified in the Indenture.

          "Opinion of Counsel" shall have the meaning specified in the Indenture.

          "Overlimit Fees" shall have the meaning specified in the Credit Agreement applicable to each Account for overlimit fees or similar terms if such fees are provided for with respect to such Account.

          "Owner Trustee" shall mean Wilmington Trust Company, in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

          "Participation Interest Supplement" shall mean a supplement to this Agreement entered into pursuant to subsection 2.09(a)(ii) or (b) in connection with the conveyance of Participation Interests to the Trust.

          "Participation Interests" shall have the meaning specified in subsection 2.09(a)(ii).

          "Paying Agent" shall have the meaning specified in the Indenture.

          "Periodic Rate Finance Charges" shall have the meaning specified in the Credit Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

          "Person" shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool" shall have the meaning specified in the Indenture.

          "Preferred Stock" shall mean the preferred shares of the Transferor designated as such, with a par value of $1.00 per share and a liquidation value of $1.00 per share.

          "Principal Receivables" shall mean with respect to any Pool all Receivables other than Finance Charge and Administrative Receivables or Defaulted Receivables; provided, however, that after a Discount Option Date, Principal Receivables on any Date of Processing thereafter shall mean Principal Receivables as otherwise determined pursuant to this definition minus the amount of any Discount Option Receivables. Principal Receivables shall also include the principal portion of Participation Interests as shall be determined pursuant to, and only if so provided in, the applicable Participation Interest Supplement or Indenture Supplement for any Series. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Principal Receivables which the Transferor is unable to transfer as provided in Section 2.11 shall not be included in calculating the amount of Principal Receivables.

          "Quarter" shall mean the three consecutive Due Periods commencing in January, April, July and October of each calendar year.

          "Rating Agency" shall have the meaning specified in the Indenture.

          "Rating Agency Condition" shall have the meaning specified in the Indenture.

          "Reassignment" shall have the meaning specified in Section 2.10.

          "Receivables" shall mean all amounts shown on the Servicer's records as amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables. Receivables which become Defaulted Receivables will cease to be included as Receivables as of the day on which they become Defaulted Receivables. Receivables, where applicable, shall include also the interest and principal portion of Participation Interests. Unless the context otherwise requires (whether or not there is a specific reference to the underlying receivable), any reference in this Agreement, the Indenture or any Indenture Supplement to a Receivable (including any Principal Receivable, Finance Charge and Administrative Receivable or Defaulted Receivable) and any Collections thereon or other amounts recoverable with respect thereto (including any Insurance Proceeds or Recoveries with respect thereto) shall refer to only the fractional undivided interest in the amounts paid or payable by Obligors on the Accounts that are transferred by the Bank or an Account Owner to a Transferor pursuant to a Receivables Purchase Agreement, which undivided interest may be less than a 100% undivided interest therein. Any reference in this Agreement, the Indenture or any Indenture Supplement to the "underlying receivable" with respect to a Receivable shall refer to the receivable in which such Receivable represents an undivided interest.

          "Receivables Purchase Agreement" shall mean the Bank RPA, the Transferor RPA or the Sale Agreement, as applicable.

          "Recoveries" shall mean all amounts received (net of expenses) including Insurance Proceeds, which is reasonably estimated by the Servicer to be attributable to Defaulted Receivables, including the net proceeds of any sale of such Defaulted Receivables by the Transferor.

          "Registered Notes" shall have the meaning specified in the Indenture.

          "Reinvestment Event" shall have the meaning specified in the Indenture.

          "Related Account" shall mean an Account with respect to which a new account number has been issued by the applicable Account Owner or Servicer or the applicable Transferor under circumstances resulting from a lost or stolen credit card or account number, and not requiring standard application and credit evaluation procedures under the Credit Guidelines.

          "Removal Date" shall have the meaning specified in Section 2.10.

          "Removed Accounts" shall have the meaning specified in Section 2.10.

          "Required Delivery Date" shall have the meaning specified in subsection 2.01(c).

          "Required Designation Date" shall have the meaning specified in subsection 2.09(a).

          "Required Minimum Principal Balance" shall mean, unless otherwise provided in an Indenture Supplement relating to a Series having a Paired Series, with respect to any date and any Pool (a) the sum of the Series Adjusted Invested Amounts for each Series outstanding on such date in such Pool plus the Required Transferor Amount on such date, minus (b) the Special Funding Amount.

          "Required Transferor Amount" shall have the meaning specified in the Indenture.

          "Requirements of Law" shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether Federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

          "Revolving Credit Agreement" shall mean the revolving credit agreement by and between the Transferor and Household Finance Corporation, dated as of February 18, 2003, as such agreement may be amended from time to time in accordance therewith, and any substantially similar agreement entered into between any lender and the Transferor or any Additional Transferor in the future in accordance with the provisions hereof.

          "Sale Agreement" shall mean the Sale Agreement, dated February 18, 2003, between Household Affinity Funding Corporation II and the Transferor, as amended from time to time, and includes any other sale agreement, substantially in the form of such agreement, entered into between Household Affinity Funding Corporation II and the Transferor in the future.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Series" shall have the meaning specified in the Indenture.

          "Series Account" shall have the meaning specified in the Indenture.

          "Series Adjusted Invested Amount" shall have the meaning specified in the related Indenture Supplement.

          "Series Enhancement" shall have the meaning specified in the Indenture.

          "Series Enhancer" shall have the meaning specified in the Indenture.

          "Series Portfolio Yield" shall have the meaning specified in the related Indenture Supplement.

          "Service Transfer" shall have the meaning specified in Section 7.01.

          "Servicer" shall mean Household Finance Corporation, in its capacity as Servicer pursuant to this Agreement, and, after any Service Transfer, the Successor Servicer.

          "Servicer Default" shall have the meaning specified in Section 7.01.

          "Servicing Fee" shall have the meaning specified in Section 3.02.

          "Special Funding Account" shall have the meaning specified in the Indenture.

          "Special Funding Amount" shall have the meaning specified in the Indenture.

          "Standard & Poor's" shall mean Standard & Poor's Ratings Group, or its successor.

          "Successor Servicer" shall have the meaning specified in subsection 7.02(a).

          "Supplemental Certificate" shall have the meaning specified in the Trust Agreement.

          "Tax Opinion" shall have the meaning specified in the Indenture.

          "Termination Notice" shall have the meaning specified in subsection 7.01(d).

          "Transfer Agent and Registrar" shall have the meaning specified in the Indenture.

          "Transfer Restriction Event" shall have the meaning specified in
Section 2.11.

          "Transferor" shall mean (a) Funding, a special purpose corporation incorporated in the State of Delaware, or its successor or permitted assigns under this Agreement and (b) any Additional Transferor or Transferors. References to "each Transferor" shall refer to each entity mentioned in the preceding sentence and references to "the Transferor" shall refer to all of such entities.

          "Transferor Amount" shall have the meaning specified in the Indenture.

          "Transferor RPA" shall mean the Receivables Purchase Agreement, dated as of February 18, 2003, between HRAC II and the Transferor, as amended, supplemented or otherwise modified from time to time, and includes any other receivables purchase agreement, substantially in the form of such agreement, entered into between Transferor and an Account Owner or other Affiliated entity in the future.

          "Transferor Certificate" shall have the meaning specified in the Trust Agreement.

          "Transferor Certificates" shall mean, collectively, the Transferor Certificate and any outstanding Supplemental Certificates.

          "Transferred Account" shall mean each account into which an Account shall be transferred; provided that (i) such transfer was made in accordance with the Credit Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred.

          "Trust" shall mean the Household Affinity Credit Card Master Note Trust I, a Delaware statutory trust.

          "Trust Agreement" shall mean the Trust Agreement relating to the Trust, dated as of February 14, 2003, between Funding and Wilmington Trust Company, as the same may be amended, supplemented or otherwise modified from time to time.

          "Trust Assets" shall have the meaning specified in Section 2.01.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          "VISA" shall mean VISA USA, Inc., and its successors in interest.

          "Zero Balance Account" shall mean an account which, according to the Servicer's records, has had a balance of zero for a period of time in accordance with the Credit Guidelines.

          Section 1.02.    Other Definitional Provisions.

          (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Trust Agreement, the Indenture or the related Indenture Supplement, as applicable.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) Notwithstanding anything to the contrary herein, the agreements, representations and warranties of Funding and Household Finance Corporation in this Agreement in each of their respective capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of Funding and Household Finance Corporation solely in each such capacity for so long as Funding and Household Finance Corporation act in each such capacity under this Agreement.

          (e) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

          (f) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

          (g) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation."

                               [END OF ARTICLE I]

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

          Section 2.01. Conveyance of Receivables. (a) By execution of this Agreement, each of Funding and, in the case of Additional Accounts, Funding or, if applicable, any Additional Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided herein, all its right, title and interest in, to and under the Receivables existing at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts, and on each Additional Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries allocable to the Trust as provided herein, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof. Such property, together with all monies and other property credited to the Collection Account, the Series Accounts and the Special Funding Account (including any subaccounts of such account), the Preferred Stock of the Transferor, the property conveyed to the Trust under any Participation Interest Supplement and the right to receive Recoveries attributed to Obligor charges for merchandise and services in the Accounts shall constitute the assets of the Trust (the "Trust Assets"). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee, the Indenture Trustee or any Noteholder of any obligation of the Bank or other Account Owner or the Transferor, any Additional Transferor, the Servicer or any other Person in connection with the Accounts or the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA, MasterCard or insurers. The Obligors shall not be notified in connection with the creation of the Trust of the transfer, assignment, set-over and conveyance of the Receivables to the Trust.

          (b) Each Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables conveyed by such Transferor existing on the Initial Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer and assignment of its interest in such Receivables to the Trust, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Owner Trustee as soon as practicable after the first Closing Date, in the case of Receivables arising in the Initial Accounts, and (if any additional filing is so necessary) as soon as practicable after the applicable Addition Date, in the case of Receivables arising in Additional Accounts. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such transfer and assignment.

          (c) Each Transferor further agrees, at its own expense, on or prior to (A) the first Closing Date, in the case of the Initial Accounts, (B) the applicable Addition Date, in the case of Additional Accounts specified in the Receivables Purchase Agreement with such Transferor, and (C) the applicable Removal Date, in the case of Removed Accounts specified in the Receivables Purchase Agreement with such Transferor, (i) to indicate or cause to be indicated in the appropriate computer files that Receivables created (or reassigned, in the case of Removed Accounts) in connection with the Accounts have been conveyed to the Trust pursuant to this Agreement (or conveyed to each such Transferor or its designee in accordance with Section 2.10, in the case of Removed Accounts) by including (or deleting in the case of Removed Accounts) in such computer files the Trust ID Code "761" and (ii) on or prior to (A) the date that is five Business Days after the Closing Date, in the case of the Initial Accounts, (B) the date that is five Business Days after the applicable Addition Date, in the case of designation of Aggregate Addition Accounts, (C) the Distribution Date on which the Opinion of Counsel is required to be delivered with respect to the Due Period which includes the applicable Additional Date, in the case of Automatic Additional Accounts, and (D) except for Zero Balance Accounts, the date that is five Business Days after the applicable Removal Date, in the case of Removed Accounts (and of (A), (B), (C) or (D), the "Required Delivery Date"), to deliver to the Trust a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, the applicable Additional Cut-Off Date in the case of Additional Accounts, and the applicable Removal Date in the case of Removed Accounts, (1) its account number, (2) the aggregate amount outstanding in such Account, and (3) the aggregate amount of Principal Receivables outstanding in such Account. Each such file or list, as supplemented, from time to time, to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. Each Transferor further agrees not to alter the code referenced in this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account; provided that such Transferor may alter the code if it provides prior written notice of such alteration to the Trust, the Owner Trustee and the Indenture Trustee and files, or causes to be filed, any necessary financing statements or amendments thereto with respect to such alteration.

          (d) If the arrangements with respect to the Receivables hereunder shall constitute a loan and not a purchase and sale of such Receivables, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that each Transferor shall be deemed to have granted and does hereby grant to the Trust a first priority perfected security interest in all of such Transferor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and the other Trust Assets conveyed by such Transferor to secure its obligations hereunder.

          Section 2.02.    Acceptance by Trust.

          (a) The Trust hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed pursuant to Section 2.01. The Trust further acknowledges that, within five Business Days of the execution and delivery of this Agreement, the Transferor is required to deliver to the Trust the computer file or microfiche list relating to the Initial Accounts described in subsection 2.01(c). The Owner Trustee shall maintain a copy of Schedule 1, as delivered from time to time, at the Corporate Trust Office.

          (b) The Trust hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule 1 and delivered to the Trust, from time to time, except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Trust, (ii) in connection with the performance of the Trust's duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders or (iv) to bona fide creditors or potential creditors of any Account Owner, the Bank, HRAC II or any Transferor for the limited purpose of enabling any such creditor to identify Receivables or Accounts subject to this Agreement or the Receivables Purchase Agreements. The Trust agrees to take such measures as shall be reasonably requested by any Transferor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow each Transferor or its duly authorized representatives to inspect the Owner Trustee's security and confidentiality arrangements as they specifically relate to the administration of the Trust from time to time during normal business hours upon prior written notice. The Trust shall provide the applicable Transferor with notice five Business Days prior to disclosure of any information of the type described in this subsection 2.02(b).

          (c) The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement and the Indenture.

          Section 2.03. Representations and Warranties of Each Transferor Relating to Such Transferor. Each Transferor hereby severally represents and warrants to the Owner Trustee and the Trust (and agrees that the Indenture Trustee may conclusively rely on each such representation and warranty in authenticating the Notes) as of each Closing Date (but only if it was a Transferor on such date) that:

          (a) Organization and Good Standing. Such Transferor is a corporation validly existing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, any Receivables Purchase Agreement to which it is a party and each applicable Participation Interest Supplement.

          (b) Due Qualification. Such Transferor is duly qualified to do business and is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Agreement relating to an Account specified in the applicable Receivables Purchase Agreement with such Transferor or any Receivable conveyed to the Trust by such Transferor unenforceable by such Transferor or the Trust or (ii) have a material adverse effect on the Noteholders.

          (c) Due Authorization. The execution and delivery of this Agreement, the applicable Receivables Purchase Agreement and each applicable Participation Interest Supplement by such Transferor and the order to the Owner Trustee to have the Notes authenticated and delivered and the consummation by such Transferor of the transactions provided for in this Agreement, the applicable Receivables Purchase Agreement and each applicable Participation Interest Supplement have been duly authorized by such Transferor by all necessary corporate action on the part of such Transferor.

          (d) No Conflict. The execution and delivery by such Transferor of this Agreement, the applicable Receivables Purchase Agreement and each applicable Participation Interest Supplement, and the performance of the transactions contemplated by this Agreement, the applicable Receivables Purchase Agreement and each applicable Participation Interest Supplement and the fulfillment of the terms hereof and thereof applicable to such Transferor, will not conflict with or violate any Requirements of Law applicable to such Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which such Transferor is a party or by which it or its properties are bound.

          (e) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such Transferor, threatened against such Transferor before any Governmental Authority (i) asserting the invalidity of this Agreement, the applicable Receivables Purchase Agreement or any applicable Participation Interest Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the applicable Receivables Purchase Agreement or any applicable Participation Interest Supplement, (iii) seeking any determination or ruling that, in the reasonable judgment of such Transferor, would materially and adversely affect the performance by such Transferor of its obligations under this Agreement, the applicable Receivables Purchase Agreement or any applicable Participation Interest Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the applicable Receivables Purchase Agreement or any applicable Participation Interest Supplement or (v) seeking to affect adversely the income or franchise tax attributes of the Trust under the United States Federal or any State income or franchise tax systems.

          (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the execution and delivery by such Transferor of this Agreement, the applicable Receivables Purchase Agreement and each applicable Participation Interest Supplement and the performance of the transactions contemplated by this Agreement, the applicable Receivables Purchase Agreement and each applicable Participation Interest Supplement by such Transferor have been duly obtained, effected or given and are in full force and effect.

          Section 2.04. Representations and Warranties of each Transferor Relating to the Agreement and Any Participation Interest Supplement and the Receivables.

          (a) Representations and Warranties. Each Transferor hereby severally represents and warrants to the Owner Trustee and the Trust as of the Initial Issuance Date, each Closing Date and, with respect to Additional Accounts, as of the related Addition Date (but only if, in either case, it was a Transferor on such date and only with respect to Accounts it has designated on such date and Receivables arising therein) that:

                  (i) this Agreement, the applicable Receivables Purchase Agreement, each applicable Participation Interest Supplement and, in the case of Additional Accounts, the related Assignment, each constitutes a legal, valid and binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (ii) as of the Initial Cut-Off Date with respect to the Initial Accounts and as of the related Additional Cut-Off Date with respect to Additional Accounts, the portion of Schedule 1 to this Agreement under such Transferor's name, as supplemented to such date, is, or will be on the Required Delivery Date in the case of Additional Accounts, an accurate and complete listing in all material respects of all the Accounts the Receivables in which were transferred by such Transferor on the first Closing Date or the Addition Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is, or will be on the Required Delivery Date in the case of Additional Accounts, true and correct in all material respects as of the Initial Cut-Off Date or such Additional Cut-Off Date, as the case may be;

                  (iii) on the date each Receivable is conveyed to the Trust by such Transferor, such Receivable has been conveyed to the Trust free and clear of any Lien and, on such date, any related underlying receivable is free and clear of all Liens;

                  (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by such Transferor in connection with the conveyance by such Transferor of Receivables to the Trust have been duly obtained, effected or given and are in full force and effect;

                  (v) either this Agreement or, in the case of Additional Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of such Transferor in the Receivables conveyed to the Trust by such Transferor and the proceeds thereof and Recoveries and Interchange identified as relating to the Receivables conveyed to the Trust by such Transferor which have become Defaulted Receivables or, if this Agreement or, in the case of Additional Accounts, the related Assignment does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof and said Recoveries and Interchange, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property and proceeds;

                  (vi) on the Initial Cut-Off Date, each Initial Account specified in Schedule 1 with respect to such Transferor is an Eligible Account and, on the applicable Additional Cut-Off Date, each related Additional Account specified in Schedule 1 with respect to such Transferor is an Eligible Account;

                  (vii) on the Initial Cut-Off Date, each Receivable then existing and conveyed to the Trust by such Transferor is an Eligible Receivable and, on the applicable Additional Cut-Off Date, each Receivable contained in the related Additional Accounts and conveyed to the Trust by such Transferor is an Eligible Receivable;

                  (viii) as of the date of the creation of any new Receivable in an Account specified in the applicable Receivables Purchase Agreement, such Receivable is an Eligible Receivable;

                  (ix) no selection procedures believed by such Transferor to be materially adverse to the interests of the Noteholders have been used in selecting such Accounts; and

                  (x) each of the Initial Accounts is a consumer revolving credit account.

          (b) Notice of Breach. The representations and warranties set forth in Section 2.03, this Section 2.04 and subsection 2.09(f) shall survive the transfers and assignments of the Receivables to the Trust, the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by any Transferor, the Servicer or the Owner Trustee of a breach of any of the representations and warranties set forth in
Section 2.03, this Section 2.04 or subsection 2.09(f), the party discovering such breach shall give notice to the other parties and to the Indenture Trustee within three Business Days following such discovery, provided that the failure to give notice within three Business Days does not preclude subsequent notice.

          Section 2.05.    Reassignment of Ineligible Receivables.

          (a) Reassignment of Receivables. In the event (i) any representation or warranty contained in subsection 2.04(a)(ii), (iii), (iv),
(vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and such breach has a material adverse effect on any Receivable (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) unless cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Indenture Trustee and the Servicer) after the earlier to occur of the discovery thereof by the Transferor which conveyed such Receivables to the Trust or receipt by the Transferor of written notice thereof given by the Owner Trustee, the Indenture Trustee or the Servicer, or (ii) it is so provided in subsection 2.07(a) with respect to any

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

Receivables conveyed to the Trust by such Transferor, then such Transferor shall accept reassignment of all Receivables in the related Account ("Ineligible Receivables") on the terms and conditions set forth in paragraph (b) below.

          (b) Price of Reassignment. The Servicer shall deduct the portion of such Ineligible Receivables reassigned to each Transferor which are Principal Receivables from the aggregate amount of the Principal Receivables used to calculate the Transferor Amount. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, not later than 1:00 P.M., New York City time, on the first Distribution Date following the Due Period in which such reassignment obligation arises, the applicable Transferor shall make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be below the Required Transferor Amount (up to the amount of such Principal Receivables).

          Upon reassignment of any Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the applicable Transferor or its designee, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all Interchange and Recoveries related thereto, all monies and amounts due or to become due and all proceeds thereof and such reassigned Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The obligation of each Transferor to accept reassignment of any Ineligible Receivables conveyed to the Trust by such Transferor, and to make the deposits, if any, required to be made to the Special Funding Account as provided in this Section, shall constitute the sole remedy respecting the event giving rise to such obligation available to Noteholders (or the Indenture Trustee on behalf of the Noteholders) or any Series Enhancer. Notwithstanding any other provision of this subsection 2.05(b), a reassignment of an Ineligible Receivable in excess of the amount that would cause the Transferor Amount to be less than the Required Transferor Amount shall not occur if the applicable Transferor fails to make any deposit required by this subsection 2.05(b) with respect to such Ineligible Receivable. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the applicable Transferor to effect the conveyance of such Ineligible Receivables pursuant to this subsection 2.05(b), but only upon receipt of an Officer's Certificate from such Transferor that states that all conditions set forth in this Section 2.05 have been satisfied.

          Section 2.06. Reassignment of Trust Portfolio. In the event any representation or warranty of a Transferor set forth in subsection 2.03(a) or
(c) or subsection 2.04(a)(i) or (v) is not true and correct in any material respect and such breach has a material adverse effect on the Receivables or Participation Interests conveyed to the Trust by such Transferor or the availability of the proceeds thereof to the Trust (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement), then either the Trust, the Indenture Trustee or the Holders of Notes evidencing not less than 50% of the aggregate unpaid principal amount of all outstanding Notes, by notice then given to such Transferor and the Servicer (and to the Trust and Indenture Trustee if given by the Noteholders), may direct such Transferor to accept a reassignment of the Receivables and any Participation Interests conveyed to the Trust by such Transferor if such breach and any material adverse effect caused by such breach is not cured within 60 days of such notice (or within such longer period, not in excess of 120 days, as may be specified in such notice), and upon those conditions such Transferor shall be obligated to accept such reassignment on the terms set forth below; provided, however, that such Receivables and Participation Interests will not be reassigned to such Transferor if, on any day prior to the end of such 60-day or longer period (i) the relevant representation and warranty shall be true and correct in all material respects as if made on such day and (ii) such Transferor shall have delivered to the Owner Trustee a certificate of an authorized officer describing the nature of such breach and the manner in which the relevant representation and warranty has become true and correct.

          The applicable Transferor shall deposit in the Collection Account in immediately available funds not later than 1:00 P.M., New York City time, on the first Distribution Date following the Due Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed to the Noteholders on such Distribution Date in accordance with the terms of each Indenture Supplement. If the Trust, the Indenture Trustee or the Noteholders give notice directing the applicable Transferor to accept a reassignment of the Receivables and Participation Interests as provided above, the obligation of such Transferor to accept such reassignment pursuant to this Section 2.06 and to make the deposit required to be made to the Collection Account as provided in this paragraph shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.06 available to the Noteholders (or the Indenture Trustee on behalf of the Noteholders) or any Series Enhancer. Upon reassignment of the Receivables and Participation Interests on such Distribution Date, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the applicable Transferor, without recourse, representation or warranty, all of the right, title and interest of the Trust in and to the Receivables and Participation Interests, all Interchange and Recoveries allocable to the Trust, all monies and amounts due or to become due with respect thereto and all proceeds thereof. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the applicable Transferor to effect the conveyance of such property pursuant to this subsection.

          Section 2.07. Covenants of each Transferor. Each Transferor hereby severally covenants that:

          (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, such Transferor will take no action to cause any Receivable conveyed by it to the Trust to be evidenced by any instrument or chattel paper (as defined in the UCC) and if any such Receivable (or any underlying receivable) is so evidenced it shall be deemed to be an Ineligible Receivable in accordance with Section 2.05(a) and shall be reassigned to such Transferor in accordance with Section 2.05(b).

          (b) Security Interests. Except for the conveyances hereunder, such Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable (or any underlying receivable) or Participation Interest conveyed by it to the Trust, whether now existing or hereafter created, or any interest therein, and such Transferor shall defend the right, title and interest of the Trust and the Indenture Trustee in, to and under the Receivables and any Participation Interest, whether now existing or hereafter created, against all claims of third parties claiming through or under such Transferor.

          (c) Transferor Amount. Except for (i) the conveyances hereunder, in connection with any transaction permitted by subsection 4.02(a)(i) or Section
4.04 or as provided in subsection 2.09(g) of this Agreement or Section 2.12 of the Indenture or (ii) conveyances with respect to which the Rating Agency Condition shall have been satisfied and a Tax Opinion shall have been delivered, such Transferor agrees not to transfer, sell, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Transferor Amount, the Transferor Certificate or any Supplemental Certificate or the Transferor's interest in the Trust and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void; provided, however, that nothing in this subsection 2.07(c) shall prevent the owner of an interest in the Transferor Amount from granting to an Affiliate a participation interest or other beneficial interest in the rights to receive cash flows related to the Transferor Amount, if (i) such interest does not grant such Affiliate any rights hereunder or delegate to such Affiliate any obligations or duties hereunder, (ii) the transferor of such interest obtains the prior written consent of such Transferor and (iii) after giving effect to such transfer, the interest in the Transferor Amount owned directly by such Transferor represents an undivided ownership interest in two percent (2.0%) or more of the Trust Assets.

          (d) Delivery of Collections or Recoveries. In the event that such Transferor receives Collections or Recoveries, such Transferor agrees to pay the Servicer all such Collections and Recoveries as soon as practicable after receipt thereof.

          (e) Notice of Liens. Such Transferor shall notify the Owner Trustee, the Indenture Trustee and each Series Enhancer promptly after becoming aware of any Lien on any Receivable (or on the underlying receivable) or Participation Interest conveyed by it to the Trust other than the conveyances hereunder and under the applicable Receivables Purchase Agreement and the Indenture.

          (f) Amendment of the Certificate of Incorporation. Such Transferor will not amend in any material respect its certificate of incorporation without providing the Rating Agency with notice no later than the fifth Business Day prior to such amendment (unless the right to such notice is waived by the Rating Agency) and satisfying the Rating Agency Condition.

          (g) Other Indebtedness. Such Transferor shall not incur any additional debt, unless (i) such debt is incurred pursuant to the Revolving Credit Agreement or (ii) the Rating Agency is provided with notice no later than the fifth Business Day prior to the incurrence of such additional debt (unless the right to such notice is waived by the Rating Agency) and the Rating Agency Condition is satisfied with respect to the incurrence of such debt.

          (h) Interchange. Subject to Section 8.04 of the Indenture, with respect to any Distribution Date, on or prior to the immediately preceding Transfer Date, the Servicer shall notify the Transferor of the amount of Interchange required to be included as Collections of Finance Charge and Administrative Receivables with respect to such Due Period, which amount for any Series shall be specified in the related Indenture Supplement. Not later than 1:00 p.m., New York City time, on the related Distribution Date, the Transferor shall cause to be deposited into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge and Administrative Receivables with respect to such Due Period.

          Section 2.08. Covenants of each Transferor with Respect to Receivables Purchase Agreement. Each Transferor, in its capacity as purchaser of Receivables from HRAC II, the Bank, or another Account Owner pursuant to a Receivables Purchase Agreement, hereby covenants that such Transferor will at all times enforce the covenants and agreements of HRAC II, the Bank or such other Account Owner in such Receivables Purchase Agreement, to the extent applicable, including covenants substantially to the effect set forth below:

          (a) Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the Bank or any other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

          (b) Credit Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the

Account Owner) may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) will not take any action unless (i) at the time of such action, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner if the Bank is not the Account Owner) or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank (or other Account Owner if the Bank is not the Account Owner) and an unrelated third party or by the terms of the Credit Agreements.

          Section 2.09.    Addition of Accounts.

          (a)     Required Aggregate Additions.

                  (i) Required Additional Accounts. If, as of the close of business on the last Business Day of any calendar month, the aggregate amount of the Principal Receivables is less than the Required Minimum Principal Balance (as adjusted for any Series having a Paired Series as described in the Indenture Supplement for such Series) on such date, the Transferor shall on or prior to the close of business on the last Business Day of the next succeeding Due Period (the "Required Designation Date"), unless the aggregate amount of the Principal Receivables exceeds the Required Minimum Principal Balance as of the close of business on any day after the last Business Day of such calendar month and prior to the Required Designation Date, effect the addition of Eligible Accounts to be included as Accounts as of the Required Designation Date or any earlier date in a sufficient amount (or such lesser amount as shall represent all Eligible Accounts constituting revolving credit accounts then available to the Transferor under the Receivables Purchase Agreement) such that, after giving effect to such addition and the addition by each other Transferor, the aggregate amount of the Principal Receivables is at least equal to the Required Minimum Principal Balance on such date.

                  (ii) Optional Participation Interests. In lieu of, or in addition to, causing the designation of Additional Accounts pursuant to clause (i) above, the Transferor may (but shall not be required), subject to the conditions specified in paragraph (c) below, convey to the Trust participations (including 100% participations) representing undivided interests in a pool of assets primarily consisting of revolving credit receivables and any interests in any of the foregoing, including securities representing or backed by such receivables and collections, together with all earnings, revenue, dividends, distributions, income, issues and profits thereon ("Participation Interests"). The addition of Participation Interests in the Trust pursuant to this paragraph (a) or paragraph (b) below shall be effected by a Participation Interest Supplement, dated the applicable Addition Date and entered into pursuant to subsection 9.01(a).

                  (iii) Any Additional Accounts or Participation Interests designated to be included as Trust Assets pursuant to clauses (i) or (ii) above may only be so included if the applicable conditions specified in paragraph (c) below have been satisfied.

          (b) Permitted Aggregate Additions. Each Transferor may from time to time, in its sole discretion, subject to the conditions specified in paragraph (c) below, voluntarily cause the designation of additional Eligible Accounts to be included as Accounts or Participation Interests to be included as Trust Assets, in either case as of the applicable Addition Date.

          (c) Conditions to Aggregate Additions. On the Addition Date with respect to any Aggregate Additions, the Trust shall acquire the Receivables in such Aggregate Addition Accounts (and such Aggregate Addition Accounts shall be deemed to be Accounts for purposes of this Agreement) or shall acquire such Participation Interests existing as of the close of business on the applicable Additional Cut-Off Date, subject to the satisfaction of the following conditions:

                  (i) on or before the fifth Business Day immediately preceding the Addition Date, or solely with respect to Aggregate Additions designated pursuant to subsection 2.09(a), on or before the tenth day preceding the Required Designation Date, the applicable Transferor shall have given the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived by the Rating Agency) that the Aggregate Addition Accounts or Participation Interests will be included and specifying the applicable Addition Date, the Additional Cut-Off Date and the Pool or Pools to which such addition will be made;

                  (ii) as of the applicable Additional Cut-Off Date, such Aggregate Addition Accounts shall be Eligible Accounts;

                  (iii) on or before the Required Delivery Date, the applicable Transferor shall have delivered to the Owner Trustee and the Indenture Trustee copies of UCC-1 financing statements covering such Aggregate Addition Accounts or Participation Interests, if necessary to perfect the Trust's interest in the Receivables arising therein and a schedule of such Aggregate Addition Accounts;

                  (iv) to the extent required by Section 8.04 of the Indenture, such Transferor shall have deposited in the Collection Account all Collections with respect to such Aggregate Addition Accounts or Participation Interests since the Additional Cut-Off Date;

                  (v) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to HRAC II, the Bank or any other Account Owner, as applicable, or such Transferor shall have occurred nor shall the transfer to the Trust of the Receivables arising in the Aggregate Addition Accounts or of the Participation Interests have been made in contemplation of the occurrence thereof;

                  (vi) solely with respect to Aggregate Additions designated pursuant to subsection 2.09(b), the Rating Agency Condition shall have been satisfied;

                  (vii) such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (ii) through (vi) above;

                  (viii) the addition to the Trust of the Receivables arising in the Aggregate Addition Accounts or of the Participation Interests will not result in an Adverse Effect and, in the case of Aggregate Additions, such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the Addition Date, stating that such Transferor reasonably believes that the addition to the Trust of the Receivables arising in the Aggregate Addition Accounts or of the Participation Interests will not have an Adverse Effect; and

                  (ix) such Transferor shall have delivered to the Owner Trustee, the Indenture Trustee and each Rating Agency an Opinion of Counsel, dated the Addition Date, in accordance with subsection 9.02(d)(ii) or (iv), as applicable.

          (d) Automatic Additional Accounts. (i) Each Transferor may from time to time, at its sole discretion, subject to the conditions specified in paragraph (e) below, voluntarily designate Eligible Accounts to be included as Automatic Additional Accounts. For purposes of this paragraph, Eligible Accounts shall be deemed to include only revolving credit accounts (a) originated or underwritten by the Bank or any other Affiliate of the ultimate parent of the Bank and (b) which are of the same nature as those included as Initial Accounts or which have previously been included in any Aggregate Addition if the Assignment related to such Aggregate Addition expressly provides that such type of revolving credit account is permitted to be designated as an Automatic Additional Account.

          (ii) The number of Automatic Additional Accounts designated with respect to any of the three consecutive Due Periods commencing in January, April, July and October of each calendar year shall not exceed 15% of the number of Accounts as of the first day of the calendar year during which such Due Periods commence (or the Initial Cut-Off Date, in the case of 2003) and the number of Automatic Additional Accounts designated during any such calendar year shall not exceed 20% of the number of Accounts as of the first day of such calendar year (or the Initial Cut-Off Date, in the case of 2003); provided, however, Automatic Additional Accounts may be designated in excess of such 15% and 20% limitations if the Rating Agency Condition is satisfied with respect to such designation.

          (e) Conditions to Addition of Automatic Additional Accounts. On the Addition Date with respect to any Automatic Additional Accounts, the Trust shall acquire the Receivables in such Automatic Additional Accounts (and such Automatic Additional Accounts shall be deemed to be Accounts for purposes of this Agreement) as of the close of business on the applicable Addition Date, subject to the satisfaction of the following conditions:

                  (i) as of the applicable Additional Cut-Off Date, the Automatic Additional Accounts shall all be Eligible Accounts;

                  (ii) on or before the Required Delivery Date, the applicable Transferor shall have delivered to the Owner Trustee and Indenture Trustee copies of UCC-1 financing statements covering such Automatic Additional Accounts, if necessary to perfect the Trust's and the Indenture Trustee's interest in the Receivables arising therein and a schedule of such Automatic Additional Accounts;

                  (iii) to the extent required by Section 8.04 of the Indenture, the applicable Transferor shall have deposited in the Collection Account all Collections with respect to such Automatic Additional Accounts since the Additional Cut-Off Date;

                  (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Bank or any other Account Owner, as applicable, or such Transferor shall have occurred nor shall the transfer to the Trust of the Receivables arising in the Automatic Additional Accounts have been made in contemplation of the occurrence thereof;

                  (v) such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (iv) above;

                  (vi) the addition of the Receivables arising in the Automatic Additional Accounts to the Trust will not result in an Adverse Effect and such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the Addition Date, stating that such Transferor reasonably believes that the addition to the Trust of the Receivables arising in the Automatic Additional Accounts will not have an Adverse Effect;

                  (vii) on or before the first Distribution Date following the end of a Quarter in which Automatic Additional Accounts are designated to the Trust, such Transferor shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, an Opinion of Counsel substantially in the form of Exhibit D-2 with respect to the Receivables in such Automatic Additional Accounts. The opinion delivery requirement set forth in the immediately preceding sentence may be modified provided that the Rating Agency Condition is satisfied; and

                  (viii) on or before the fifth Business Day preceding the Addition Date, the applicable Transferor shall have given each Rating Agency notice specifying the Pool or Pools to which such Automatic Additional Accounts will be added.

          (f) Representations and Warranties. Each Transferor conveying Additional Accounts or Participation Interests hereby represents and warrants to the Owner Trustee and the Trust, as of the related Addition Date, as to the matters set forth in clauses (v) and (viii) of subsection 2.09(c) above and that, in the case of Additional Accounts, the list delivered pursuant to subsection 2.09(h) is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

          (g) Additional Transferors. The Transferor may designate Affiliates of the Transferor to be included as Transferors ("Additional Transferors") under this Agreement in an amendment hereto pursuant to subsection 9.01(a) and, in connection with such designation, the Transferor shall (i) surrender the Transferor Certificate to the Owner Trustee in exchange for a newly issued Transferor Certificate modified to reflect such Additional Transferor's interest in the Transferor Certificate or (ii) if the Transferor Certificate is uncertificated, direct the Owner Trustee to make the appropriate entries in its books and records to reflect such Additional Transferor's interest in the Transferor Certificate; provided, however, that prior to any such designation and exchange the conditions set forth in clauses (iii) and (v) of subsection 3.06 of the Trust Agreement shall have been satisfied with respect thereto.

          (h) Delivery of Documents. In the case of the designation of Additional Accounts, the Transferor designating such Accounts shall deliver to the Trust, the Indenture Trustee and the Owner Trustee (i) the computer file or microfiche list required to be delivered pursuant to Section 2.01 with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 (the "Document Delivery Date") and (ii) a duly executed, written Assignment (including an acceptance by the Trust), substantially in the form of Exhibit A (the "Assignment"), on the Document Delivery Date.

          Section 2.10. Removal of Accounts and Treatment of Defaulted Receivables. (a) Removal of Accounts. On any day of any Due Period each Transferor shall have the right to (x) designate (i) Zero Balance Accounts, specific terminated merchant or co-branding participant accounts as requested by the terminated merchant or co-branding participant and (ii) randomly chosen removed accounts from the Trust and (y) require the reassignment to it or its designee of all the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto after the Removal Date and all proceeds thereof in or with respect to such Accounts and any Insurance Proceeds relating thereto (the "Removed Accounts") (unless otherwise set forth in the applicable

Indenture Supplement) designated for removal by the Transferor, upon satisfaction of the conditions in clauses (i) through (v) below; provided, however, that the conditions listed in clauses (iv) and (v) below need not be satisfied if the Removed Accounts are relate to a terminated Affinity Agreement and the related merchant or co-branding participant or designee has elected to purchase or direct the purchase of the Receivables in such Removed Accounts; provided further, however, that the conditions listed in clauses (i) through (v) below need not be satisfied if the Removed Accounts are Zero Balance Accounts:

                  (i) on or before the fifth Business Day immediately preceding the Removal Date, such Transferor shall have given written notice to the Owner Trustee, the Indenture Trustee, the Servicer, the Rating Agency and each Series Enhancer (unless such notice requirement is otherwise waived) of such removal and specifying the date for removal of the Removed Accounts (the "Removal Date");

                  (ii) on or prior to the date that is five Business Days after the Removal Date, such Transferor shall amend Schedule 1 by delivering to the Trust a computer file or microfiche list containing a true and complete list of the Removed Accounts specifying for each such Account, as of the date notice of the Removal Date is given, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account;

                  (iii) such Transferor shall have represented and warranted, as of the Removal Date, that the list of Removed Accounts delivered pursuant to paragraph (ii) above, as of the Removal Date, is true and complete in all material respects;

                  (iv) the Rating Agency Condition shall have been satisfied with respect to the removal of the Removed Accounts; and

                  (v) such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the Removal Date, to the effect that such Transferor reasonably believes that
     (A) such removal will not have an Adverse Effect and (B) no selection procedures believed by such Transferor to be materially adverse to the interests of the Noteholders have been used in selecting the Removed Accounts.

          Upon satisfaction of the above conditions, the Trust shall execute and deliver to such Transferor a written reassignment in substantially the form of Exhibit B (the "Reassignment") and shall, without further action, be deemed to transfer, assign, set over and otherwise convey to such Transferor or its designee, effective as of the Removal Date, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Receivables arising in the Removed Accounts, all Interchange and Recoveries related thereto, all monies due and to become due and all amounts received or receivable with respect thereto after the Removal Date and all proceeds thereof and any Insurance Proceeds relating thereto. The Owner Trustee may conclusively rely on the Officer's Certificate delivered pursuant to this Section 2.10 and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          (b) Treatment of Defaulted Receivables. In addition to the foregoing, on the date when any Receivable in an Account becomes a Defaulted Receivable, the Trust shall automatically and without further action or consideration be deemed to transfer, set over and otherwise convey to the Transferor with respect to such Account, without recourse, representation or warranty, all right, title and interest of the Trust in and to the Defaulted Receivables in such Account, all Interchange related thereto, all monies and amounts due or to become due with respect thereto, all proceeds thereof and any Insurance Proceeds relating thereto; provided, that Recoveries of such Account shall be applied as provided herein.

          (c) Termination of Affinity Agreements. Anything to the contrary herein notwithstanding, the Transferor shall be entitled to purchase all Receivables in Accounts designated for purchase or re-purchase by a merchant or co-branding participant pursuant to the termination of an Affinity Agreement to which such merchant or co-branding participant is a party. Any repurchase of Receivables pursuant to this subsection 2.10(c) shall be effected in the manner, and at a price determined in accordance with subsection 2.05(b), as if the Receivables being repurchased were Ineligible Receivables. Amounts deposited in the Collection Account in connection therewith shall be deemed to be Collections of Principal Receivables and shall be applied in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement.

          Section 2.11.    Account Allocations. In the event that any
Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement, including by reason of the application of the provisions of Section 6.01 or any order of any Governmental Authority (a "Transfer Restriction Event"), then, (a) such Transferor and the Servicer agree (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections, including Collections of Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections but for such Transferor's inability to transfer Receivables (up to an aggregate amount equal to the amount of Receivables transferred to the Trust by such Transferor in the Trust on such date), (b) such Transferor and the Servicer agree that such amounts will be applied as Collections in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement and (c) for so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Principal Receivables and all amounts which would have constituted Principal Receivables but for such Transferor's inability to transfer Receivables to the Trust which are charged off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement. For the purpose of the immediately preceding sentence, such Transferor and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in the Trust as of the date of the occurrence of such event. If such Transferor and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, such Transferor and the Servicer agree that, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account and shall have such payments applied as Collections in accordance with Article VIII of the Indenture and the terms of each Indenture Supplement. The parties hereto agree that Finance Charge and Administrative Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with
Article VIII of the Indenture and the terms of each Indenture Supplement.

          Section 2.12.    Discount Option.

          (a) The Transferor shall have the option to designate at any time and from time to time a percentage or percentages, which may be a fixed percentage or a variable percentage based on a formula (the "Discount Percentage"), of all or any specified portion of Principal Receivables existing on and after a Discount Option Date to be treated as Finance Charge and Administrative Receivables ("Discount Option Receivables"). The Transferor shall also have the option of increasing, reducing or withdrawing the Discount Percentage, at any time and from time to time; provided that the Discount Percentage shall be reduced or withdrawn on the date which the Transferor shall deliver to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that, in the reasonable belief of the Transferor, the continued discounting of Principal Receivables would have an adverse regulatory implication with respect to the

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

Transferor, the Bank or other Account Owner. The Transferor shall provide to the Servicer, the Owner Trustee, the Indenture Trustee and the Rating Agency 30 days' prior written notice of a Discount Option Date and such designation shall become effective on a Discount Option Date only if, (i) the Transferor delivers an Officer's Certificate to the effect that such designation in the reasonable belief of the Transferor, would not cause an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to such designation.

          (b) Discount Option Receivable Collections shall be treated as Collections of Finance Charge and Administrative Receivables.

                               [END OF ARTICLE II]

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

          Section 3.01. Acceptance of Appointment and Other Matters Relating to the Servicer.

          (a) Household Finance Corporation agrees to act as the Servicer under this Agreement and the Noteholders by their acceptance of Notes consent to Household Finance Corporation acting as Servicer.

          (b) The Servicer shall service and administer the Receivables (including the underlying receivables) and any Participation Interests, shall collect and deposit into the Collection Account amounts received under the Receivables (including the underlying receivables) and any Participation Interests and shall charge-off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures for servicing revolving credit receivables comparable to the Receivables and in accordance with the Credit Guidelines. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable; provided, however, that subject to the rights of the Owner Trustee, the Indenture Trustee and the Noteholders hereunder, Funding shall have the absolute right to direct the Servicer with respect to any power conferred on the Servicer hereunder in accordance with any such direction. Without limiting the generality of the foregoing and subject to Section 7.01, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default pursuant to
Section 7.01, (i) to instruct the Owner Trustee or the Indenture Trustee to make withdrawals and payments from the Collection Account, the Special Funding Account and any Series Account, as set forth in this Agreement, the Indenture or any Indenture Supplement, (ii) to take any action required or permitted under any Series Enhancement, as set forth in this Agreement, the Indenture or any Indenture Supplement, (iii) to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection proceedings with respect to such Receivables and (iv) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities or reporting requirements or other laws or regulations. Each of the Owner Trustee and the Indenture Trustee shall furnish the Servicer with any documents in such Person's possession reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (c) The Servicer shall not, and no Successor Servicer shall, be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other revolving credit receivables.

          (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Credit Agreements relating to the Accounts and the Credit Guidelines and all applicable rules and regulations of MasterCard and VISA, except insofar as any failure to so comply or perform would not materially and adversely affect the Trust or the Noteholders.

          (e) The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with the Trust and the servicing activities hereunder including expenses related to enforcement of the Receivables, fees and disbursements of the Owner Trustee (as such and in its individual capacity) and the Indenture Trustee (including the reasonable fees and expenses of their outside counsel) and independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements, and the costs and expenses relating to obtaining and maintaining the listing of any Notes on any stock exchange. The Transferor shall pay out of its own funds, without reimbursement, the costs and expenses relating to any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Trust or the Trust's assets that are not expressly stated in this Agreement to be payable by the Trust or the Transferor (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Trust).

          Section 3.02. Servicing Compensation. As full compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") with respect to each Due Period, payable monthly on the related Distribution Date, in an amount equal to one-twelfth of the product of (a) the weighted average of the Servicing Fee Rates with respect to each outstanding Series (based upon the Servicing Fee Rate for each Series) and (b) the Invested Amount (or such other amount as specified in the related Indenture Supplement) of such Series, in each case as of the last day of the prior Due Period prior to the termination of the Trust pursuant to 8.01 of the Trust Agreement. The share of the Servicing Fee allocable to a particular Series with respect to any Due Period will each be determined in accordance with the relevant Indenture Supplement. The portion of the Servicing Fee with respect to any Due Period not so allocated to any particular Series or, if specified in the related Indenture Supplement, payable from Interchange, shall be paid by the Holder of the Transferor Certificate on the related Distribution Date and in no event shall the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders of any Series or any Series Enhancer be liable for the share of the Servicing Fee with respect to any Due Period to be paid by the Holder of the Transferor Certificate.

          Section 3.03. Representations, Warranties and Covenants of the Servicer. Household Finance Corporation, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, with respect to itself, on each Closing Date (and on the date of any such appointment), the following representations, warranties and covenants on which the Trust and the Indenture Trustee shall be deemed to have relied in accepting the Receivables in trust and in entering into the Indenture:

                  (a) Organization and Good Standing. The Servicer is a corporation validly existing under the laws of the jurisdiction of its organization or incorporation and has, in all material respects, full power and authority to own its properties and conduct its credit servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing as a foreign corporation or other foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables (including the underlying receivables) and any Participation Interests as required by this Agreement requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations as Servicer under this Agreement.

                  (c) Due Authorization. The execution, delivery, and performance of this Agreement and the other agreements and instruments executed or to be executed by the Servicer as contemplated hereby, have been duly authorized by the Servicer by all necessary action on the part of the Servicer.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or by general principles of equity.

                  (e) No Conflict. The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or its properties are bound.

                  (f) No Violation. The execution and delivery of this Agreement by the Servicer, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Servicer will not conflict with or violate any Requirements of Law applicable to the Servicer.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement.

                  (h) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable (and the underlying receivable) and the related Account, if any, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and the related Account, if any, and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have an Adverse Effect.

                  (i) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Receivable (or the underlying receivable) except in accordance with the Credit Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (j) Protection of Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of the Trust, the Indenture Trustee or the Noteholders in any Receivable (or the underlying receivable) or the related Account or any

     Participation Interest, if any, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Credit Guidelines.

                  (k) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced it shall be reassigned or assigned to the Servicer as provided in this Section.

                  (l) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement by the Servicer and the performance of the transactions contemplated by this Agreement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

                  (m) Changes to Credit Guidelines. Subject to compliance with all Requirements of Law, the Servicer may change the terms and provisions of the applicable Credit Guidelines of the Servicer in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law, the Servicer will not take any action unless (i) at the time of such action, the Servicer reasonably believes that such action will not cause an Amortization Event, Reinvestment Event or Event of Default to occur, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner if the Bank is not the Account Owner) which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank (or other Account Owner if the Bank is not the Account Owner) and an unrelated third party or by the terms of the Credit Agreements.

          In the event (x) any of the representations, warranties or covenants of the Servicer contained in subsection 3.03(h), (i) or (j) with respect to any Receivable or the related Account is breached, and such breach has a material adverse effect on such Receivable (which determination shall be made without regard to whether funds are then available to any Noteholders pursuant to any Series Enhancement) and is not cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Indenture Trustee and the Transferor) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of notice of such event given by the Indenture Trustee or the Transferor, or (y) as provided in subsection 3.03(k) with respect to any Receivable, all Receivables in the Account or Accounts to which such event relates shall be assigned and transferred to the Servicer on the terms and conditions set forth below.

          The Servicer shall effect such assignment by making a deposit into the Collection Account in immediately available funds on the Distribution Date following the Due Period in which such assignment obligation arises in an amount equal to the amount of such Receivables.

          Upon each such reassignment or assignment to the Servicer, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivables, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof. The Trust shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this

Section but only upon receipt of an Officer's Certificate of the Servicer that states that all conditions set forth in this section have been satisfied. The obligation of the Servicer to accept reassignment or assignment of such Receivables, and to make the deposits, if any, required to be made to the Collection Account as provided in the preceding paragraph, shall constitute the sole remedy respecting the event giving rise to such obligation available to Noteholders (or the Indenture Trustee on behalf of Noteholders) or any Series Enhancer, except as provided in Section 5.04.

          Section 3.04. Reports and Records for the Trust and the Indenture Trustee.

          (a) Daily Records. On each Business Day, the Servicer shall make or cause to be made available at the office of the Servicer for inspection by the Trust and the Indenture Trustee upon request a record setting forth (i) the Collections in respect of Principal Receivables and in respect of Finance Charge and Administrative Receivables processed by the Servicer on the second preceding Business Day in respect of each Account and (ii) the amount of Receivables as of the close of business on the second preceding Business Day in each Account. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and shall make available to the Trust and the Indenture Trustee at the office of the Servicer on any Business Day any reports necessary to make such identification. The Trust and the Indenture Trustee shall enter into such reasonable confidentiality agreements as the Servicer shall deem necessary to protect its interests and as are reasonably acceptable in form and substance to the Trust and the Indenture Trustee.

          (b) Monthly Servicer's Certificate. Not later than the second Business Day preceding each Distribution Date, the Servicer shall, with respect to each outstanding Series, deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency a certificate of an Authorized Officer in substantially the form set forth in the related Indenture Supplement.

          Section 3.05. Annual Certificate of Servicer. The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before March 31 of each calendar year, beginning with March 31, 2004, an Officer's Certificate substantially in the form of Exhibit C.

          Section 3.06. Annual Servicing Report of Independent Public Accountants; Copies of Reports Available.

          (a) On or before March 31 of each calendar year, beginning with March 31, 2004, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (addressed to the Servicer) to the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency to the effect that they have performed procedures in order to provide an examination report on management's assertion that the servicing of receivables has been conducted in compliance with the terms and conditions set forth in
Article III and Section 5.08 of this Agreement and the applicable provisions of the Indenture and each Indenture Supplement and that such assertion is fairly presented.

          (b) On or before March 31 of each calendar year, beginning with March 31, 2004, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report (addressed to the Owner Trustee) to the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency to the effect that they have applied certain procedures agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's certificates delivered pursuant to subsection 3.04(b) during the period covered by such report with the Servicer's computer reports that were the source of such amounts and that such amounts are in agreement, except for any discrepancies disclosed. Such report shall set forth the agreed-upon procedures performed. In the event such firm requires the

Indenture Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

          (c) A copy of each certificate and report provided pursuant to subsection 3.04(b), or Section 3.05 or 3.06 may be obtained by any Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office.

          Section 3.07. Tax Treatment. Unless otherwise specified in the Indenture or an Indenture Supplement with respect to a particular Series, the Transferor has entered into this Agreement, and the Notes will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Notes of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness secured by the Receivables and (ii) the Trust shall not be treated as an association (or publicly traded partnership) taxable as a corporation. The Transferor, by entering into this Agreement, and each Noteholder, by the acceptance of any such Note (and each Note Owner, by its acceptance of an interest in the applicable
Note), agree to treat such Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor. Each Holder of such Note agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.07. The parties hereto agree that they will not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Trust or any portion thereof would be treated as an association taxable as a corporation for federal income tax purposes and, except as required by Section 6.13 of the Indenture, shall not file tax returns or obtain any federal employer identification number for the Trust but shall treat the Trust as a security device for such purposes. The provisions of this Agreement shall be construed in furtherance of the foregoing intended tax treatment.

          Section 3.08. Notices to Household Finance Corporation. In the event that Household Finance Corporation is no longer acting as Servicer, any Successor Servicer shall deliver or make available to Household Finance Corporation each certificate and report required to be provided thereafter pursuant to subsection 3.04(b) and Sections 3.05 and 3.06.

          Section 3.09     Adjustments.

          (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to an Obligor, because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible, then, in any such case, the amount of Principal Receivables used to calculate the Transferor Amount, and (unless otherwise specified) any other amount required herein or in the Indenture or any Indenture Supplement to be calculated by reference to the amount of Principal Receivables, will be reduced by the amount of the adjustment. Similarly, the amount of Principal Receivables used to calculate the Transferor Amount and (unless otherwise specified) any other amount required herein or in any Indenture Supplement to be calculated by reference to the amount of Principal Receivables will be reduced by the principal amount of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge or with respect to which the covenant contained in subsection 2.07(b) was breached. Any adjustment required pursuant to either of the two preceding sentences shall be made on or prior to the end of the Due Period in which such adjustment obligation arises. In the event that, following the exclusion of such Principal Receivables from the calculation of the Transferor Amount, the Transferor Amount would be less than the Required Transferor Amount, not later than 1:00 p.m.,

New York City time, on the Distribution Date following the Due Period in which such adjustment obligation arises, the Transferor shall make a deposit into the Special Funding Account in immediately available funds in an amount equal to the amount by which the Transferor Amount would be less than the Required Transferor Amount, due to adjustments with respect to Receivables conveyed by such Transferor (up to the amount of such Principal Receivables).

          (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this Section shall not require any change in any report previously delivered pursuant to subsection 3.04(a).

          Section 3.10. Reports to the Commission. The Servicer shall, on behalf of the Trust, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder. The Transferor shall, at its own expense, cooperate in any reasonable request of the Servicer in connection with such filings.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                    OTHER MATTERS RELATING TO EACH TRANSFEROR

          Section 4.01 Liability of each Transferor. Each Transferor shall be severally, and not jointly, liable for all obligations, covenants, representations and warranties of such Transferor arising under or related to this Agreement. Except as provided in the preceding sentence, each Transferor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Transferor.

          Section 4.02. Merger or Consolidation of, or Assumption of the Obligations of, a Transferor.

          (a) No Transferor shall dissolve, liquidate, consolidate with or merge into any other corporation or convey, transfer or sell its properties and assets substantially as an entirety to any Person unless:

                  (i) (x) the corporation formed by such consolidation or into which such Transferor is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Transferor substantially as an entirety shall be, if such Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a savings association, a national banking association, a bank or other entity which is not eligible to be a debtor in a case under Title 11 of the United States Code (the "Bankruptcy Code") or is a special purpose corporation whose powers and activities are limited to substantially the same degree as provided in the certificate of incorporation of Funding and, if such Transferor is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Owner Trustee and the Indenture Trustee, in form reasonably satisfactory to the Owner Trustee and the Indenture Trustee, the performance of every covenant and obligation of such Transferor hereunder; and (y) such Transferor or the surviving entity, as the case may be, has delivered to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency) an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement comply with this Section, that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity, and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (ii) the Rating Agency Condition shall have been satisfied with respect to such consolidation, merger, conveyance or transfer.

          (b) Except as permitted by subsection 2.07(c), the obligations, rights or any part thereof of each Transferor hereunder shall not be assignable nor shall any Person succeed to such obligations or rights of any Transferor hereunder except (i) for conveyances, mergers, consolidations, assumptions, sales or transfers in accordance with the provisions of the foregoing paragraph and (ii) for conveyances, mergers, consolidations, assumptions, sales or transfers to other entities (1) which such Transferor and the Servicer determine will not result in an Adverse Effect, (2) which meet the requirements of clause
(ii) of the preceding paragraph and (3) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Owner Trustee and the Indenture Trustee in writing in form satisfactory to the Owner Trustee and the Indenture Trustee, the performance of every covenant and obligation of such Transferor thereby conveyed.

          Section 4.03. Limitations on Liability of Each Transferor. Subject to Section 4.01, no Transferor nor any of the directors, officers, employees, incorporators or agents of any Transferor acting in such capacities shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders, any Series Enhancer, any other Transferor or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement, it being expressly understood that such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement, the Indenture and any Indenture Supplement and the issuance of the Notes; provided, however, that this provision shall not protect any Transferor or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Each Transferor and any director, officer, employee or agent of such Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Transferor) respecting any matters arising hereunder.

          Section 4.04. Assumption of the Transferor Obligations. Notwithstanding the provisions of Section 4.02, each Transferor may assign, convey and transfer its revolving credit accounts and the receivables arising thereunder and interests in the Transferor Amount, which may include all, but not less than all, of the Accounts and such Transferor's interest in the Transaction Documents and its remaining interest in the Accounts and Receivables arising thereunder (collectively, the "Assigned Assets"), together with all servicing functions and other obligations under this Agreement or relating to the transactions contemplated hereby (collectively, the "Assumed Obligations"), to other entities (such entity or entities, the "Assuming Entity"), which may be entities that are not affiliated with such Transferor, and such Transferor may assign, convey and transfer the Assigned Assets and the Assumed Obligations to such Assuming Entity, without the consent or approval of the Holders of the Notes, upon satisfaction of the following conditions:

          (a) such Assuming Entity, such Transferor and the Trust shall have entered into an assumption agreement (the "Assumption Agreement") providing for the Assuming Entity to assume the Assumed Obligations, including the obligation under this Agreement to transfer the Receivables arising under the Accounts to the Trust, and such Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such transfer and assumption comply with this Section, that such Assumption Agreement is a valid and binding obligation of such Assuming Entity enforceable against such Assuming Entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally or creditors of national banking associations, from time to time, in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and that all conditions precedent herein provided for relating to such transaction have been complied with;

          (b) such Transferor or such Assuming Entity shall have delivered to the Owner Trustee and the Indenture Trustee copies of UCC-1 financing statements covering such Accounts to perfect the Trust's interest and the Indenture Trustee's interest in the Receivables arising herein;

          (c) if such Assuming Entity shall be eligible to be a debtor in a case under the Bankruptcy Code, such Transferor shall have delivered to the Rating Agency (with a copy to the

     Servicer and the Indenture Trustee) notice of such transfer and assumption, and that each Rating Agency that has rated an Outstanding Series of Notes shall confirm in writing that such transfer will not result in a reduction or withdrawal of its rating of any Class of any Outstanding Series of Notes and a copy of such written confirmation shall be delivered to the Servicer, the Owner Trustee and the Indenture Trustee or, if such Assuming Entity shall not be eligible to be a debtor under the Bankruptcy Code, such Transferor shall have delivered to the Rating Agency notice of such transfer and assumption and such notice shall be delivered to the Servicer, the Owner Trustee and the Indenture Trustee;

          (d) the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that (i) the transfer of such Receivables by such Assuming Entity shall constitute either a sale of, or the granting of a security interest in, such Receivables by such Assuming Entity to the Trust, (ii) the condition specified in clause (b) shall have been satisfied, and (iii) if such Assuming Entity shall be subject to the FDIA, the interest of the Trust in such Receivables should not be subject to reclamation or recovery by the FDIC if the FDIC were to become the receiver or conservator of such Assuming Entity; and

          (e)     the Indenture Trustee shall have received a Tax Opinion.

Upon any such transfer to and assumption by an Assuming Entity, the Transferors shall surrender the Transferor Certificate to the Transfer Agent and Registrar for registration of transfer and the Trust shall issue a new Transferor Certificate in the name of such Assuming Entity and any non-assigning Transferor. Notwithstanding such assumption, such assigning Transferor shall continue to be liable for all representations and warranties and covenants made by it and all obligations performed or to be performed by it in its capacity as Transferor prior to such transfer.

          Notwithstanding the provisions of this Section 4.04 to the contrary, any Transferor may transfer, from time to time, Assigned Assets to any other Transferor upon the satisfaction of subsections (a) and (b), above. Such Transferor shall promptly provide notice to the Rating Agency indicating the occurrence of any such transfer.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                     OTHER MATTERS RELATING TO THE SERVICER

          Section 5.01. Liability of the Servicer. The Servicer shall be liable under this Article only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          Section 5.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other corporation or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

          (a)     (i)    the corporation formed by such consolidation or into
     which the Servicer is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation or a national banking association organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Owner Trustee and the Indenture Trustee, in form satisfactory to the Owner Trustee and the Indenture Trustee, the performance of every covenant and obligation of the Servicer hereunder;

                  (ii) the Servicer has delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or sale comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with;

                  (iii) the Servicer shall have given the Rating Agencies notice of such consolidation, merger or transfer or assets; and

          (b) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be an Eligible Servicer.

          Section 5.03. Limitation on Liability of the Servicer and Others. Except as provided in Section 5.04, neither the Servicer nor any of the directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders, any Series Enhancer or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Noteholders hereunder.

          Section 5.04. Servicer Indemnification of the Owner Trustee and the Indenture Trustee. The Servicer shall indemnify and hold harmless the Owner Trustee (as such and in its individual capacity) and the Indenture Trustee and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Transfer Agent and Registrar, Paying Agent or Securities Intermediary) and their respective directors, officers, employees and agents from and against any and all loss, liability, claim, action, suit, cost, expense, damage or injury of any kind or nature whatsoever suffered or sustained by reason of (a) any acts or omissions of the Servicer with respect to the Trust pursuant to this Agreement or (b) the administration by the Owner Trustee of the Trust and the administration by the Indenture Trustee of the Indenture and the Indenture Supplement (in the case of clause (a) or (b), other than such as may arise from the negligence or willful misconduct of the Owner Trustee (as such or in its individual capacity) or the Indenture Trustee, as applicable), including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim. Indemnification pursuant to this Section shall not be payable from the Trust Assets. The Servicer's obligations under this Section 5.04 shall survive the termination of this Agreement or the Trust or the earlier removal or resignation of the Owner Trustee or the Indenture Trustee, as applicable.

          Section 5.05. Resignation of the Servicer. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Owner Trustee and the Indenture Trustee, in form satisfactory to the Owner Trustee and the Indenture Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates that is a direct or indirect wholly owned subsidiary of the ultimate parent of the Servicer or by any other entity the appointment of which shall have satisfied the Rating Agency Condition and, in either case, qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee. No resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.02 hereof. If within 120 days of the date of the determination that the Servicer may no longer act as Servicer under clause (a) above the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction, at the expense of the Issuer, to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Notwithstanding anything in this Agreement to the contrary, Household Finance Corporation may assign part or all of its obligations and duties as Servicer under this Agreement to an Affiliate of Household Finance Corporation so long as Household Finance Corporation shall have fully guaranteed the performance of such obligations and duties under this Agreement.

          Section 5.06. Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trust or the Indenture Trustee, as applicable, access to the documentation regarding the Accounts and the Receivables in such cases where the Trust or the Indenture Trustee, as applicable, is required in connection with the enforcement of the rights of Noteholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at reasonably accessible offices in the continental United States designated by the Servicer. Nothing in this Section shall derogate from the obligation of the Transferor, the Trust, the Indenture Trustee and the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          Section 5.07. Delegation of Duties. In the ordinary course of business, the Servicer may at any time delegate its duties hereunder with respect to the Accounts and the Receivables to any Person that agrees to conduct such duties in accordance with the Credit Guidelines and this Agreement. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 5.05.

          Section 5.08. Examination of Records. Each Transferor and the Servicer shall indicate generally in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement. Each Transferor and the Servicer shall, prior to the sale or transfer to a third party of any receivable, examine its computer records and other records to determine that such receivable is not, and does not include, a Receivable.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                                INSOLVENCY EVENTS

          Section 6.01.    Rights upon the Occurrence of an Insolvency Event.
If any Transferor shall consent or fail to object to the appointment of a bankruptcy trustee or conservator, receiver, liquidator or similar official in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to any Transferor or of or relating to all or substantially all of such Transferor's property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such entity's affairs, or notwithstanding an objection by such Transferor any such action shall have remained undischarged or unstayed for a period of 60 days or upon entry of any order or decree providing for such relief; or such Transferor shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within 30 days of such filing) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship or similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (any such act or occurrence with respect to any Person being an "Insolvency Event"), such Transferor shall on the day any such Insolvency Event occurs (the "Appointment Date"), immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Indenture Trustee and the Owner Trustee thereof. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such Insolvency Event, Collections in respect of such Principal Receivables and Finance Charge and Administrative Receivables (whenever created) accrued in respect of such Principal Receivables shall continue to be a part of the Trust Assets and shall be allocated and distributed to Noteholders in accordance with the terms of the Indenture and each Indenture Supplement.

                               [END OF ARTICLE VI]

                                   ARTICLE VII

                                SERVICER DEFAULTS

          Section 7.01. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or to give notice to the Indenture Trustee to make such payment, transfer or deposit on or before the date occurring five Business Days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, the Indenture or any Indenture Supplement;

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement which has an Adverse Effect and which continues unremedied for a period of 60 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by Holders of Notes evidencing 10% or more of the aggregate unpaid principal amount of all Notes (or, with respect to any such failure that does not relate to all Series, 10% or more of the aggregate unpaid principal amount of all Series to which such failure relates); or the Servicer shall assign or delegate its duties under this Agreement, except as permitted by Sections 5.02 and 5.07;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has an Adverse Effect on the rights of the Noteholders of any Series (which determination shall be made without regard to whether funds are then available pursuant to any Series Enhancement) and which Adverse Effect continues for a period of 60 days after the date on which notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Owner Trustee or the Indenture Trustee, or to the Servicer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing 10% or more of the aggregate unpaid principal amount of all Notes (or, with respect to any such representation, warranty or certification that does not relate to all Series, 10% or more of the aggregate unpaid principal amount of all Series to which such representation, warranty or certification relates); or

                  (d) the Servicer shall consent to the appointment of a bankruptcy trustee, conservator, receiver, liquidator or similar official in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee, conservator, receiver, liquidator or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or the winding-up or liquidation of its affairs, shall have been entered against the Servicer; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          Then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing more than 50% of the aggregate unpaid principal amount of all Notes, by notice then given to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders) (a "Termination Notice"), may terminate all but not less than all the rights and obligations of the Servicer as Servicer under this Agreement; provided, however, if within 60 days of receipt of a Termination Notice the Indenture Trustee does not receive any bids from Eligible Servicers in accordance with subsection 7.02(c) to act as a Successor Servicer and receives an Officer's Certificate of the Servicer to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, the Indenture Trustee shall grant a right of first refusal to the Transferor which would permit the Transferor at its option to acquire the Notes on the Distribution Date in the next calendar month.

          The price for the Notes shall be equal to the sum of the amounts specified therefor with respect to each outstanding Series in the related Indenture Supplement. The Transferor shall notify the Indenture Trustee prior to the Record Date for the Distribution Date of the acquisition if it is exercising such right of first refusal. If the Transferor exercises such right of first refusal, the Transferor shall deposit the price into the Collection Account not later than 1:00 p.m., New York City time, on such Distribution Date in immediately available funds. The price shall be allocated and distributed to Noteholders in accordance with the terms of the Indenture and each Indenture Supplement.

          After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to
Section 7.02, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "Service Transfer"); and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall within 20 Business Days transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests. The Servicer shall pay to the Indenture Trustee and any Successor Servicer the reasonable transition expenses incurred by such person and the agents in connection with any transition of Servicing.

          Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 Business Days after the applicable grace period or under paragraph (b) or (c) above for a period of 60 Business Days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, Owner Trustee, each Transferor and any Series Enhancer with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.

          Section 7.02.    Indenture Trustee To Act; Appointment of Successor.

          (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with subsection 3.01(b) and
Section 5.07. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

          (c) In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the aggregate Servicing Fees for all Series plus the sum of the amounts with respect to each Series and with respect to each Distribution Date equal to any Collections of Finance Charge and Administrative Receivables allocable to Noteholders of such Series which are payable to the holders of the Transferor Certificates after payment of all amounts owing to the Noteholders of such Series with respect to such Distribution Date or required to be deposited in the applicable Series Accounts with respect to such Distribution Date and any amounts required to be paid to any Series Enhancer for such Series with respect to such Distribution Date pursuant to the terms of any Enhancement Agreement; provided, however, that the Holders of the Transferor Certificates shall be responsible for payment of the Transferor's portion of such aggregate Servicing Fees and all other such amounts, including any amount of reasonable transition expenses not paid by the Servicer pursuant to subsection 7.01, in excess of such aggregate Servicing Fees. Each Holder of the Transferor's Certificates agrees that, if Household Finance Corporation (or any Successor Servicer) is terminated as Servicer hereunder, the portion of the Collections in respect of Finance Charge and Administrative Receivables that the Transferor is entitled to receive pursuant to this Agreement, the Indenture or any Indenture Supplement shall be reduced by an amount sufficient to pay the Transferor's share of the compensation of the Successor Servicer.

          (d) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 8.01 of the Trust

Agreement, and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the Transferor or its designee in such electronic form as it may reasonably request and shall transfer all other records, correspondence and documents to it in the manner and at such times as it shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to the Transferor information of any kind which the Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

          Section 7.03. Notification to Noteholders. Within five Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Owner Trustee, the Indenture Trustee, each Rating Agency and each Series Enhancer and the Indenture Trustee shall give notice to the Noteholders. Upon any termination or appointment of a Successor Servicer pursuant to this Article, the Indenture Trustee shall give prompt notice thereof to the Noteholders.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                                   TERMINATION

          Section 8.01. Termination of Agreement. This Agreement and the respective obligations and responsibilities of the Trust, the Transferor and the Servicer under this Agreement shall terminate, except with respect to the duties described in Section 5.04, on the Trust Termination Date.

                              [END OF ARTICLE VIII]

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

          Section 9.01.    Amendment; Waiver of Past Defaults.

          (a) This Agreement may be amended by the parties hereto from time to time prior to, or in connection with, the issuance of the first Series of Notes hereunder without the requirement of any consents or the satisfaction of any conditions set forth below. This Agreement may be amended from time to time by the Servicer, the Transferor and the Trust, by a written instrument signed by each of them, without the consent of the Indenture Trustee or any of the Noteholders, provided that (i) the Transferor shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate, dated the date of any such Amendment, stating that the Transferor reasonably believes that such amendment will not have an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment; provided, however, the Servicer, the Transferor and the Trust, may enter into one or more amendments, without the consent of the Indenture Trustee or the Holders of any Notes or prior notice to the Rating Agencies (provided that a final amendment to this Agreement signed by the parties hereto shall be delivered to each Rating Agency within 10 days of its execution) in order to (A) cure any ambiguity, to correct or supplement any provision herein or in any amendment hereto that may be inconsistent with any other provision herein or in any amendment hereto, (B) to make any other provisions with respect to matters or questions arising under this Agreement or in any amendment hereto or (C) qualify for sale treatment under the appropriate generally accepted accounting principles; provided, that such amendment shall not have an Adverse Effect and, in the case of clause (C), the Transferor shall have delivered a Tax Opinion to the Indenture Trustee with respect to such amendment. Additionally, notwithstanding the preceding sentence, this Agreement will be amended by the Servicer and the Trust at the direction of the Transferor without the consent of the Indenture Trustee or any of the Noteholders or Series Enhancers to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust
(i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (i) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, (ii) the Rating Agency Condition is satisfied with respect to such amendment and (iii) such amendment does not affect the rights, duties or obligations of the Indenture Trustee or the Owner Trustee hereunder. The amendments which the Transferor may make without the consent of Noteholders or Series Enhancers pursuant to the preceding sentence may include, without limitation, the addition of a sale of Receivables.

          (b) This Agreement may also be amended from time to time by the Servicer, the Transferor and the Trust, with the consent of the Holders of Outstanding Notes evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of all affected Series for which the Transferor has not delivered an Officer's Certificate stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Amortization Events or Reinvestment Events that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Holder of Outstanding Notes, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Holder of Outstanding Notes, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Holder of Outstanding Notes or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Outstanding Notes of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of such Series or Class.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Trust shall furnish notification of the substance of such amendment to the Indenture Trustee and each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency and each Series Enhancer.

          (d) It shall not be necessary for the consent of Noteholders under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

          (e) Notwithstanding anything in this Section 9.01 to the contrary, no amendment may be made to this Agreement or any Participation Interest Supplement which would adversely affect in any material respect the interests of any Series Enhancer without the consent of such Series Enhancer.

          (f) Any Indenture Supplement executed in accordance with the provisions of Article X of the Indenture shall not be considered an amendment of this Agreement for the purposes of this Section 9.01.

          (g) The Holders of Outstanding Notes evidencing more than 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of each Series or, with respect to any Series with two or more Classes, of each Class (or, with respect to any default that does not relate to all Series, 66-2/3% of the aggregate unpaid principal amount of the Outstanding Notes of each Series to which such default relates or, with respect to any such Series with two or more Classes, of each Class) may, on behalf of all Noteholders, waive any default by the Transferor or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Noteholders or to make any required deposits of any amounts to be so distributed. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          (h) The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's rights, duties or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder, the Owner Trustee shall be entitled to receive the Opinion of Counsel described in subsection 9.02(d).

          Section 9.02.    Protection of Right, Title and Interest to Trust.

          (a) The Transferor shall cause this Agreement, all amendments and supplements hereto and all financing statements and continuation statements and any other necessary documents covering the Indenture Trustee's and the Trust's right, title and interest to the Receivables to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee, Noteholders and the Trust hereunder to all property comprising the Trust. The Transferor shall deliver to the Owner Trustee and Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Servicer shall cooperate fully with the Transferor in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

          (b) Within 30 days after any Transferor makes any change in its name, identity, corporate structure or jurisdiction of organization which would make any financing statement or amendment to any financing statement filed in accordance with paragraph (a) seriously misleading within the meaning of Section 9-506 (or any comparable provision) of the UCC, such Transferor shall give the Owner Trustee and the Indenture Trustee notice of any such change and shall, within 90 days of such change or such earlier time as prescribed by law, file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest or ownership interest in the Receivables and the proceeds thereof.

          (c) Each Transferor shall give the Owner Trustee and the Indenture Trustee prompt notice of any relocation of its chief executive office or any change in the jurisdiction of its organization and whether, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each Transferor shall at all times maintain its chief executive offices within the United States and shall at all times be organized under the laws of a jurisdiction located within the United States.

          (d) The Transferor shall deliver to the Owner Trustee and the Indenture Trustee (i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit D-1; (ii) on each date specified in subsection 2.09(c)(ix) with respect to Aggregate Additions to be designated as Accounts, an Opinion of Counsel substantially in the form of Exhibit D-2, (iii) on each date specified in subsection 2.09(e)(vii), with respect to any Automatic Additional Accounts included as Accounts, an Opinion of Counsel substantially in the form of Exhibit D-2, (iv) on each Addition Date on which any Participation Interests are to be included in the Trust pursuant to subsection 2.09(a) or (b), an Opinion of Counsel covering the same substantive legal issues addressed by Exhibits D-1 and D-2 but conformed to the extent appropriate to relate to Participation Interests; and
(v) on or before April 30 of each year, beginning with April 30, 2004, an Opinion of Counsel substantially in the form of Exhibit D-3.

          Section 9.03. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 9.04.    Notices; Payments.

          (a) All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission (i) in the case of the Transferor, to Household Affinity Funding Corporation III, 1111 Town Center, Las Vegas, Nevada 89144, Attention:
Manager-Compliance (facsimile no. (702) 222-4096), (ii) in the case of the Bank, to Household Bank (SB), National Association at 1111 Town Center, Las Vegas, Nevada 89144, Attention: General Counsel (facsimile no. (702) 222-4096), (iii) in the case of the Servicer, to Household Finance Corporation, at 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: S.H. Smith, Assistant Treasurer (facsimile no. (847) 205-7538), with copies to Household International at 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: General Counsel's Office, Securities and Funding Unit (facsimile no. (847) 205-7457), (iv) in the case of the Trust, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, (v) in the case of Fitch, to Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: ABS Surveillance (facsimile no. (212) 480-4438), (vi) in the case of Moody's, to Moody's Investors Service Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Group (facsimile no. (212) 553-7820),
(vii) in the case of Standard & Poor's, to Standard & Poor's Ratings Group, 55 Water Street, New York, New York 10041, Attention: Credit Card ABS (facsimile no. (212) 438-2648), and (viii) to any other Person as specified in the Indenture or any Indenture Supplement; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

          (b) Any Notice required or permitted to be given to a Holder of Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register. No Notice shall be required to be mailed to a Holder of Bearer Notes or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such Notice. In addition, (a) if and so long as any Series or Class is listed on the Luxembourg Stock Exchange and such Exchange shall so require, any Notice to Noteholders shall be published in an Authorized Newspaper of general circulation in Luxembourg within the time period prescribed in this Agreement and (b) in the case of any Series or Class with respect to which any Bearer Notes are outstanding, any Notice required or permitted to be given to Noteholders of such Series or Class shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

          Section 9.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the Notes or the rights of the Noteholders.

          Section 9.06. Additional Obligations of the Servicer. The Servicer further agrees to perform all duties of the Servicer as described in the Indenture and any Indenture Supplement.

          Section 9.07. Further Assurances. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee and the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee or the Noteholders, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 9.09. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 9.10. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee, the Owner Trustee, the Noteholders, any Series Enhancer and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

          Section 9.11.    Actions by Noteholders.

          (a) Wherever in this Agreement a provision is made that an action may be taken or a Notice given by Noteholders, such action or Notice may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders.

          (b) Any Notice, request, authorization, direction, consent, waiver or other act by the Holder of a Note shall bind such Holder and every subsequent Holder of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 9.12. Rule 144A Information. For so long as any of the Notes of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Trust, the Indenture Trustee, the Servicer and any Series Enhancer agree to cooperate with each other to provide to any Noteholders of such Series or Class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

          Section 9.13. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          Section 9.14. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 9.14. Representative Capacity. It is expressly understood and agreed by and between the parties hereto that this Agreement is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement in the exercise of the power and authority conferred and vested in it as such Owner Trustee. In no event shall Wilmington Trust Company in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer; and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) should be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

          Section 9.15. Certain Commercial Law Representations and Warranties. The Transferor hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Agreement. Such representations and warranties speak of the date that the Receivables are transferred to the Trust, but shall not be waived by any of the parties to this Agreement unless each Rating Agency shall have notified the Transferor, the Servicer and the Owner Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

          (a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trust in the Receivables described in Section 2.01 of this Agreement or in Section 3(a) of any Assignment, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Transferor.

          (b) The Receivables constitute "accounts" within the meaning of the applicable UCC.

          (c) At the time of its grant of any security interest in the Receivables pursuant to this Agreement or an Assignment, the Transferor owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

          (d) The Transferor has caused or will have caused, within ten (10) days of the initial execution of this Agreement and each Assignment, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Trust pursuant to this Agreement or such Assignment.

          (e) Other than the security interest granted to the Trust pursuant to this Agreement or an Assignment, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Receivables. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of the Receivables other than any financing statement relating to the security interest granted to the Trust and the Indenture Trustee pursuant to this Agreement, an Assignment or the Indenture, as applicable, or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

          Section 9.16.    Nonpetition Covenants.

          (a) Notwithstanding any prior termination of this Agreement, none of the Transferor, the Servicer, the Owner Trustee or the Indenture Trustee shall, prior to the date which is one year and one day after the termination of this Agreement, with respect to the Issuer acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer; provided, however, that this subsection 9.16(a) shall not operate to preclude any remedy described in Article V of the Indenture.

          (b) Notwithstanding any prior termination of this Agreement, none of the Trust, the Servicer, the Owner Trustee or the Indenture Trustee shall, prior to the date which is one year and one day after the termination of this Agreement, with respect to the Transferor acquiesce, petition or otherwise invoke or cause the Transferor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Transferor under any federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferor; provided, however, that this subsection 9.16(b) shall not operate to preclude any remedy described in Article V of the Indenture.

                               [END OF ARTICLE IX]

                                    ARTICLE X

                            ADMINISTRATION PROVISIONS

          Section 10.01.   Administrative Duties.

          (a) Duties With Respect to the Transaction Documents. The Servicer shall perform all its duties and the duties of the Issuer under the Transaction Documents. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Owner Trustee under the Transaction Documents. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Transaction Documents. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Transaction Documents. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including, without limitation, pursuant to Sections 2.03, 2.05, 2.06, 2.09(a), 2.11, 2.12(d), 2.15, 2.16, 3.03, 3.04, 3.05, 3.06, 3.07(b), 3.07(d), 3.09, 3.10, 3.19,
4.01, 5.05, 6.08, 6.10, 7.01, 8.09, 10.01, 10.02, 10.03, 10.06, 12.01(a),
12.01(b), 12.05 and 12.06.

          (b) Duties With Respect to the Issuer. (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Transaction Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee, or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee, to prepare, file or deliver pursuant to this Agreement or any of the Transaction Documents or under state or federal tax and securities laws (including, without limitation, any certification required by 13a-14(e) or 15d-14(e) of the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended), and shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Transaction Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Trust Estate (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                  (ii) Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Transferor as contemplated by this Agreement or any of the Transaction Documents. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.

                  (iii) The Servicer shall perform the duties of the Servicer specified in Section 9.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Transaction Documents.

                  (iv) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

          (c) Tax Matters. The Servicer shall prepare and file, or cause to be prepared and filed, all required tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports, including, without limitation, Form 1099. All tax returns will be signed by the Issuer.

          (d) Non-Ministerial Matters. With respect to any matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article X unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (i) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

                  (ii) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; or

                  (iii)  the removal of the Indenture Trustee.

          (e) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the Transaction Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) making any payments to the Noteholders or the Transferor under the Transaction Documents, (2) sell any of the assets of the Trust, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or
(4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

          (f) Neither the Indenture Trustee nor any successor Servicer shall be responsible for any obligations or duties of a predecessor Servicer under this Section 10.01.

          Section 10.02. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer and the Indenture Trustee at any time during normal business hours.

          Section 10.03. Additional Information to be Furnished to the Trust. The Servicer shall furnish to the Issuer and the Indenture Trustee, from time to time, such additional information regarding the Trust Estate as the Issuer and the Indenture Trustee shall reasonably request.

                               [END OF ARTICLE X]

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Issuer have caused this Amended and Restated Transfer and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        HOUSEHOLD AFFINITY FUNDING
                                        CORPORATION III,
                                        Transferor

                                        By: /s/ S. H. Smith
                                           -------------------------------------
                                             Name:  S. H. Smith
                                             Title: Vice President and Assistant
                                                    Treasurer


                                        HOUSEHOLD FINANCE CORPORATION,
                                        Servicer

                                        By: /s/ B. B. Moss, Jr.
                                           -------------------------------------
                                             Name:  B. B. Moss, Jr.
                                             Title: Vice President and Treasurer


                                        HOUSEHOLD AFFINITY CREDIT CARD MASTER
                                        NOTE TRUST I

                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee of the Trust

                                        By: /s/ Patricia A. Evans
                                           -------------------------------------
                                             Name:  Patricia A. Evans
                                             Title: Assistant Vice President

Acknowledged and Accepted:

By: THE BANK OF NEW YORK,
    not in its individual capacity but
    solely as Indenture Trustee


By:  /s/ Helen Lam
    -----------------------------------
     Name:  Helen Lam
     Title: Assistant Treasurer

                                                                       EXHIBIT A

            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                         (As required by Section 2.09 of
                      the Transfer and Servicing Agreement)

          ASSIGNMENT No. _________ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of ____________ (this "Assignment"),1 by and among HOUSEHOLD AFFINITY FUNDING CORPORATION III, a Delaware corporation, as Transferor (the "Transferor"), HOUSEHOLD FINANCE CORPORATION, a Delaware corporation, as Servicer (the "Servicer"), and HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I (the "Trust"), a Delaware statutory trust, pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH:

          WHEREAS, the Transferor, the Servicer and the Trust are parties to the Transfer and Servicing Agreement, dated as of February 18, 2003 (as amended and supplemented, the "Agreement");

          WHEREAS, pursuant to the Agreement, the Transferor wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust; and

          WHEREAS, the Trust is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, the Transferor, the Servicer and the Trust hereby agree as follows:

          1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts designated hereby,______________, ________.

          "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby,______________, ________.

          2. Designation of Additional Accounts. On or before the Document Delivery Date, the Transferor will deliver to the Trust a computer file, microfiche list or printed list containing a true and complete schedule identifying all Additional Accounts designated hereby (the "Additional Accounts") specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account, which computer file, microfiche list or printed list shall be marked as Schedule 1 to this Assignment, is hereby incorporated into and made a part of this Assignment and shall supplement Schedule 1 to the Agreement.

          3. Conveyance of Receivables. (a) The Transferor does hereby sell, transfer, assign, set over and otherwise convey, without recourse except as set forth in the Transfer and Servicing

----------
/1/ To be dated as of the applicable Addition Date.

Agreement, to the Trust, all its right, title and interest in, to and under the Receivables of such Additional Accounts existing on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee, the Indenture Trustee, any Noteholders or any Series Enhancer of any obligation of the Servicer, the Transferor or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA, MasterCard or insurers.

          (b) The Transferor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables existing on the Additional Cut-Off Date and thereafter created in the Additional Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Receivables to the Trust, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Owner Trustee on or prior to the Addition Date. The Owner Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC in connection with such sale and assignment.

          (c) In connection with such sale, the Transferor further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts and designated hereby have been conveyed to the Trust pursuant to the Agreement and this Assignment by including in such computer files the Trust ID Code "761"; provided that such Transferor may alter the code if it provides prior written notice of such alteration to the Trust, the Owner Trustee and the Indenture Trustee and files, or causes to be filed, any necessary financing statements or amendments thereto with respect to such alteration.

          (d) The Transferor does hereby grant to the Trust, a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables of the Additional Accounts existing on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all "proceeds" (including "proceeds" as defined in the UCC) thereof. This Assignment constitutes a security agreement under the UCC.

          4. Acceptance by Trust. The Trust hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 3 of this Assignment. The Trust further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Transferor delivered to the Trust the computer file, microfiche list or printed list described in Section 2 of this Assignment.

          5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust, as of the date of this Assignment and as of the Addition Date that:

                  (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (b) Eligibility of Accounts. As of the Additional Cut-Off Date, each Additional Account designated hereby is an Eligible Account;

                  (c) Insolvency. As of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to the Transferor has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Trust has not been made in contemplation of the occurrence thereof;

                  (d) Amortization Event; Event of Default. The Transferor reasonably believes that (A) the addition of the Receivables arising in the Additional Accounts will not, based on the facts known to the Transferor, then or thereafter cause an Amortization Event or Event of Default to occur with respect to any Series and (B) no selection procedure was utilized by the Transferor which would result in the selection of Additional Accounts (from among the available Eligible Accounts available to the Transferor) that would be materially adverse to the interests of the Noteholders of any Series as of the Addition Date;

                  (e) Security Interest. This Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest, whether now owned or hereafter acquired, of the Transferor in the Receivables existing on the Additional Cut-Off Date and thereafter created in the Additional Accounts, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the "proceeds" (including "proceeds" as defined in the UCC) thereof, or, if this Assignment does not constitute a sale of such property, it constitutes a grant of a "security interest" (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Assignment, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements described in Section 3 of this Assignment and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security or ownership interest in such property;

                  (f) No Conflict. The execution and delivery by the Transferor of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Transferor, will not conflict with or violate any Requirements of Law applicable to the Transferor or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or its properties are bound;

                  (g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment,
     (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

                  (h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Transferor in connection with the execution and delivery of this Assignment by the Transferor and the performance of the transactions contemplated by this Assignment by the Transferor, have been obtained.

          6. Ratification of Agreement. As supplemented and amended by this Assignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented and amended by this Assignment shall be read, taken and construed as one and the same instrument.

          7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                  HOUSEHOLD AFFINITY FUNDING
                                  CORPORATION III,
                                  Transferor


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                  HOUSEHOLD FINANCE CORPORATION,
                                  Servicer


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                  HOUSEHOLD AFFINITY CREDIT CARD MASTER
                                  NOTE TRUST I,
                                  Issuer


                                  By: WILMINGTON TRUST COMPANY,
                                      not in its individual capacity, but solely
                                      as Owner Trustee on behalf of the Trust


                                  By:
                                     -------------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT B

             FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS

                         (As required by Section 2.10 of
                      the Transfer and Servicing Agreement)

          REASSIGNMENT No. ___________ OF RECEIVABLES dated as of ___________ (this "Reassignment"),1 by and among HOUSEHOLD AFFINITY FUNDING CORPORATION III, a Delaware corporation, as Transferor (the "Transferor"), HOUSEHOLD FINANCE CORPORATION, a Delaware corporation, as Servicer, and HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I, (the "Trust"), a Delaware statutory trust, pursuant to the Transfer and Servicing Agreement referred to below.

                                   WITNESSETH:

          WHEREAS, the Transferor, the Servicer and the Trust are parties to the Transfer and Servicing Agreement, dated as of February 18, 2003 (as amended and supplemented, the "Agreement");

          WHEREAS, pursuant to the Agreement, the Transferor wishes to remove from the Trust all Receivables owned by the Trust in certain designated Accounts and to cause the Trust to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created to the Transferor; and

          WHEREAS, the Trust is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

          NOW, THEREFORE, the Transferor and the Trust hereby agree as follows:

          1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Date" shall mean, with respect to the Removed Accounts designated hereby,______________, ________.

                  "Removal Notice Date" shall mean, with respect to the Removed Accounts,______________, ________.

          2. Designation of Removed Accounts. On or prior to the date that is five Business Days after the Removal Date, the Transferor will deliver to the Trust a computer file, microfiche list or printed list containing a true and complete schedule identifying all Accounts (the "Removed Accounts") the Receivables of which are being removed from the Trust, specifying for each such Account, as of the Removal Notice Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables in such Account, which computer file, microfiche list or printed list shall be marked as Schedule 1 to this Reassignment, is hereby incorporated into and made a part of this Reassignment and shall supplement Schedule 1 to the Agreement.

          3. Conveyance of Receivables. (a) The Trust does hereby transfer, assign, set over and otherwise convey to the Transferor, without recourse, on and after the Removal Date, all right, title

----------
/1/ To be dated as of the Removal Date.

and interest of the Trust in, to and under the Receivables existing at the close of business on the Removal Notice Date and thereafter created from time to time in the Removed Accounts designated hereby, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof.

                  (b) In connection with such transfer, the Trust agrees to execute and deliver to the Transferor on or prior to the date this Reassignment is delivered, applicable termination statements prepared by the Transferor with respect to the Receivables existing at the close of business on the Removal Notice Date and thereafter created from time to time in the Removed Accounts reassigned hereby and the proceeds thereof evidencing the release by the Trust of its interest in the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to terminate such interest.

          4. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Removal Date:

                  (a) Legal Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                  (b) Amortization Event; Event of Default. The Transferor reasonably believes that (A) the removal of the Receivables existing in the Removed Accounts will not, based on the facts known to the Transferor, then or thereafter cause an Amortization Event or Event of Default to occur with respect to any Series and (B) no selection procedure was utilized by the Transferor which would result in a selection of Removed Accounts that would be materially adverse to the interests of the Noteholders of any Series as of the Removal Date.

                  (c) List of Removed Accounts. The list of Removed Accounts delivered pursuant to subsection 2.10(a)(ii) of the Agreement, as of the Removal Notice Date, is true and complete in all material respects.

          5. Ratification of Agreement. As supplemented and amended by this Reassignment, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented and amended by this Reassignment shall be read, taken and construed as one and the same instrument.

          6. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          7. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trust have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

                                     HOUSEHOLD AFFINITY FUNDING CORPORATION III,
                                     Transferor


                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     HOUSEHOLD FINANCE CORPORATION,
                                     Servicer


                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                     HOUSEHOLD AFFINITY CREDIT CARD MASTER
                                     NOTE TRUST I,
                                     Issuer


                                     By: WILMINGTON TRUST COMPANY, not in its
                                         individual capacity but solely as
                                         Owner Trustee of the Trust


                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT C

                      FORM OF ANNUAL SERVICER'S CERTIFICATE

                    (To be delivered on or before March 31 of
                     each calendar year beginning with 2004,
                  pursuant to Section 3.05 of the Transfer and
                     Servicing Agreement referred to below)

               HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I

          The undersigned, a duly authorized representative of Household
Finance Corporation, as Servicer ("Household Finance Corporation"), pursuant to the Transfer and Servicing Agreement, dated as of February 18, 2003 (as amended and supplemented, the "Agreement"), among Household Affinity Funding Corporation III, as transferor, Household Finance Corporation, and Household Affinity Credit Card Master Note Trust I, does hereby certify that:

          1. Household Finance Corporation is, as of the date hereof, the Servicer under the Agreement. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement.

          2. The undersigned is an Authorized Officer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trust.

          3. A review of the activities of the Servicer during the year ended December 31, ____, and of its performance under the Agreement was conducted under my supervision.

          4. Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

          5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer during the year ended December 31, _____ which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: [If applicable, insert "None."]

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of _____________, 20___.

                         HOUSEHOLD FINANCE CORPORATION,


                                     By:
                                        ----------------------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT D-1

                           FORM OF OPINION OF COUNSEL
                           WITH RESPECT TO AMENDMENTS

                          Provisions to be included in
                   Opinion of Counsel to be delivered pursuant
                    to Section 9.02(d)(i) of the Transfer and
                               Servicing Agreement

          The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions Of Counsel delivered on any applicable Closing Date.

                  (i) The amendment to the Transfer and Servicing Agreement, attached hereto as Schedule 1 (the "Amendment" ), has been duly authorized, executed and delivered by the Transferor and constitutes the legal, valid and binding agreement of the Transferor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect affecting creditors' rights generally. The enforceability of the Transferor's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (ii) The Amendment has been entered into in accordance with the terms and provisions of Section 9.01 of the Transfer and Servicing Agreement.

                                      D-1-1

                                                                     EXHIBIT D-2

                           FORM OF OPINION OF COUNSEL
                            WITH RESPECT TO ACCOUNTS

                          Provisions to be included in
                            Opinion of Counsel to be
                              delivered pursuant to
                     subsection 9.02(d)(ii) or (iii) of the
                        Transfer and Servicing Agreement

          The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date.

          1. To the extent that Article 9 of the New York UCC applies to the transfer of the Additional Receivables and the proceeds thereof by HRAC II to the Transferor pursuant to the Supplemental Conveyance, the Supplemental Conveyance creates in favor of the transferor a security interest in the rights of HRAC II in such Additional Receivables and the proceeds thereof.

          2. To the extent that the transfer of Additional Receivables by the Transferor to the Trust, pursuant to the Assignment does not constitute an absolute assignment by the Transferor to the Trust of such Additional Receivables or the proceeds thereof, the Assignment creates in favor of the Trust a security interest in the rights of the Transferor in such Additional Receivables and the proceeds thereof.

          3. The security interests described in paragraphs 1 and 2 above are perfected, a UCC lien search against the Transferor shall be conducted and such search shall not identify any secured party who has on file with the appropriate state office a currently effective financing statement naming the Transferor as debtor and describing the Receivables prior to the filing of the financing statements related to paragraphs 1 and 2 above.

                                      D-2-1

                                                                     EXHIBIT D-3

                          PROVISIONS TO BE INCLUDED IN
                            ANNUAL OPINION OF COUNSEL

          The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the Opinions of Counsel delivered on any applicable Closing Date. Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement and in the Assignment.

          1. The Transfer and Servicing Agreement, together with the Assignments, creates in favor of the Trust a security interest in the relevant Transferor's rights in the Receivables identified in Schedule 1 to the Transfer and Servicing Agreement. Such security interest is perfected, a UCC lien search against the Transferor shall be conducted and such search shall not identify any secured party who has on file with the appropriate state office a currently effective financing statement naming the Transferor as debtor and describing the Receivables prior to the filing of the financing statements related to this paragraph.

                                      D-3-1

                                                                      SCHEDULE 1

                                List of Accounts

                     [Original list delivered to the Trust]

                                       1-1